Exhibit 4.2

Execution Version

SPRINT SPECTRUM CO LLC,

SPRINT SPECTRUM CO II LLC,

SPRINT SPECTRUM CO III LLC,

as Issuers,

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

as Trustee and Securities Intermediary

SERIES 2016-1 SUPPLEMENT

Dated as of October 27, 2016

to

BASE INDENTURE

Dated as of October 27, 2016

$3,500,000,000 Series 2016-1 3.360% Senior Secured Notes, Class A-1

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ANNEXES

Annex A	Series 2016-1 Supplemental Definitions List

EXHIBITS

Exhibit A-1:	Form of Rule 144A Global Series 2016-1 Class A-1 Note
Exhibit A-2:	Form of Temporary Regulation S Global Series 2016-1 Class A-1 Note
Exhibit A-3:	Form of Permanent Regulation S Global Series 2016-1 Class A-1 Note
Exhibit B-1:	Form of Transfer Certificate
Exhibit B-2:	Form of Transfer Certificate
Exhibit B-3:	Form of Transfer Certificate
Exhibit C:	Important Section 3(c)(7) Notice

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SERIES 2016-1 SUPPLEMENT, dated as of October 27, 2016 (this “Series Supplement”), by and among SPRINT SPECTRUM CO LLC (the “Master Issuer”), SPRINT SPECTRUM CO II LLC (“Co-Issuer II”), SPRINT SPECTRUM CO III LLC (“Co-Issuer III” and, together with Co-Issuer II and the Master Issuer, the “Issuers”), each a Delaware limited liability company and DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as trustee (in such capacity, the “Trustee”) and as the securities intermediary (in such capacity the “Securities Intermediary”), to the Base Indenture, dated as of the date hereof, by and between the Issuers and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee and Securities Intermediary (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Issuers and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Series Supplement, and such Series of Notes shall be designated as Series 2016-1 Class A Notes (as referred to herein, the “Series 2016-1 Class A Notes”). The Series 2016-1 Class A Notes shall be issued in a single subclass (a “Tranche”) of Series 2016-1 3.360% Senior Secured Notes, Class A-1 (as referred to herein, the “Series 2016-1 Class A-1 Notes”). For purposes of the Indenture, the Series 2016-1 Class A Notes shall be deemed to be “Class A Notes.”

ARTICLE I

DEFINITIONS

All capitalized terms used herein shall have the meanings assigned to such terms in the Series 2016-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2016-1 Supplemental Definitions List”) as such Series 2016-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, or if not otherwise defined therein shall have the meanings assigned thereto in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Base Indenture or this Series Supplement (as indicated herein). Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2016-1 Class A Notes and not to any other Series of Notes issued by the Issuers.

ARTICLE II

[Reserved]

ARTICLE III

SERIES 2016-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2016-1 Class A Notes only, the following shall apply:

Section 3.1 Allocations with Respect to the Series 2016-1 Class A Notes. On the Series 2016-1 Closing Date, $176,400,000 of the net proceeds from the initial sale of the Series 2016-1 Class A Notes will be deposited into the Class A Notes Interest Reserve Account, $49,971,659 of the net proceeds from the initial sale of the Series 2016-1 Class A Notes will be deposited to the Required Expense Reserve Account and the remainder of the net proceeds from the sale of the Series 2016-1 Class A Notes will be distributed or otherwise transferred to, or at the direction of, the Issuers.

Section 3.2 Quarterly Allocation Date Applications; Quarterly Payment Date Applications. On each Quarterly Allocation Date, the Issuers (or the Manager on their behalf) shall instruct the Trustee in writing to allocate from the Collection Account all amounts relating to the Series 2016-1 Class A Notes pursuant to, and to the extent that funds are available therefor in accordance with the provisions of, the Priority of Payments. On each Quarterly Payment Date, the Trustee shall, based solely on the information contained in the most recent Quarterly Manager’s Certificate received by the Trustee on the Quarterly Allocation Date relating to such Quarterly Payment Date, withdraw the amounts on deposit in the Collection Account on such Quarterly Payment Date allocable to the Series 2016-1 Class A Noteholders in accordance with the Priority of Payments and remit such amounts to the Series 2016-1 Class A Noteholders pursuant to Section 5.9 of the Base Indenture for the payment of interest and, to the extent applicable, principal and Class A Make-Whole Prepayment Premium on such Quarterly Payment Date.

Section 3.3 Allocations Among Class A Notes.

Notwithstanding anything to the contrary herein or in the Base Indenture, if an additional Tranche of Class A Notes is issued pursuant to the Base Indenture, except as provided under Section 3.6(f), each payment in respect of the Class A Notes shall be distributed between the Tranches, including the Series 2016-1 Class A Notes, in accordance with (A) such amounts due with respect to interest on, principal of, Class A Make-Whole Prepayment Premium or otherwise with respect to such Tranches as provided hereunder or (B) if not otherwise provided hereunder, the Tranche Percentage of such payment amount applicable to each such Tranche; provided that, in each case, any shortfall in such payment amount shall be allocated based on the Tranche Percentage applicable to each such Tranche; provided, further, that all distributions to Noteholders of a Tranche, including the Series 2016-1 Class A Notes, shall be ratably allocated among the Noteholders within each applicable Tranche based on their respective portion of the Class A Outstanding Principal Amount of such Tranche.

Section 3.4 [Intentionally Omitted]

Section 3.5 Series 2016-1 Class A Interest.

(a) Series 2016-1 Class A Note Rate. From the Series 2016-1 Closing Date until the Series 2016-1 Class A Outstanding Principal Amount has been reduced to zero, the Series 2016-1 Class A Notes (after giving effect to all payments of principal made to Noteholders as of the first day of each Interest Accrual Period, or if such day is not a Quarterly Payment Date, as of the following Quarterly Payment Date, and also giving effect to repurchases and cancellations of Series 2016-1 Class A Notes during such Interest Accrual Period) will accrue interest at the Series 2016-1 Class A Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Quarterly Allocation Date in accordance with

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the Priority of Payments, amounts on deposit in the Collection Account and, if necessary, amounts on deposit in the Class A Notes Interest Reserve Account and amounts available under the Interest Reserve Letters of Credit to fund the Class A Notes Accrued Quarterly Interest Shortfall and (ii) on such Quarterly Payment Date in accordance with Section 5.9 of the Base Indenture, commencing on December 20, 2016; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2016-1 Legal Final Maturity Date, on any Series 2016-1 Prepayment Date with respect to a prepayment in full of the Series 2016-1 Class A Notes or on any other day on which all of the Series 2016-1 Class A Outstanding Principal Amount is required to be paid in full. Failure to pay the full amount of Series 2016-1 Class A Notes Quarterly Interest that is due and payable on any Quarterly Payment Date, which failure continues for five (5) Business Days after an Authorized Officer of the Manager has Actual Knowledge thereof will be an Event of Default, and to the extent any interest accruing at the Series 2016-1 Class A Note Rate is not paid when due, such unpaid interest will accrue interest to the extent legally permissible at the Series 2016-1 Class A Note Rate plus 2.0% per annum (the “Default Rate”). All computations of interest at the Series 2016-1 Class A Note Rate shall be made on the basis of a year of 360 days and twelve 30-day months.

(b) Series 2016-1 Class A Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2016-1 Class A Notes shall commence on (and include) the Series 2016-1 Closing Date and end on (and exclude) the Quarterly Payment Date in December 2016.

Section 3.6 Payment of Series 2016-1 Note Principal.

(a) Series 2016-1 Class A Notes Principal Payment at Legal Maturity. The Series 2016-1 Class A Outstanding Principal Amount shall be due and payable on the Series 2016-1 Legal Final Maturity Date. The Series 2016-1 Class A Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in this Section 3.6.

(b) Series 2016-1 Anticipated Repayment. The “Series 2016-1 Anticipated Repayment Date” means, with respect to the Series 2016-1 Class A-1 Notes, the Quarterly Payment Date occurring in September 2021 (the “Series 2016-1 Class A-1 Anticipated Repayment Date”). The failure to pay or refinance the Outstanding Principal Amount of the Series 2016-1 Class A-1 Notes in full by the Series 2016-1 Anticipated Repayment Date will not be an Event of Default but will be a Rapid Amortization Event.

(c) Payment of Class A Notes Accrued Quarterly Scheduled Principal Amount, Quarterly Scheduled Principal Amounts and Quarterly Scheduled Principal Deficiency Amounts.

(i) Class A Notes Accrued Quarterly Scheduled Principal Amounts will be allocated in accordance with Section 5.8 of the Base Indenture on each Quarterly Allocation Date in accordance with the Priority of Payments, in the amount so available, and failure to pay any Class A Notes Accrued Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default.

(ii) Quarterly Scheduled Principal Amounts will be due and payable on each Quarterly Payment Date in accordance with Section 5.9 of the Base Indenture, in the amount so available, and failure to pay any Quarterly Scheduled Principal Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default.

(iii) If on any Quarterly Payment Date, the amount of funds on deposit in the Collection Account that is available to pay the Quarterly Scheduled Principal Amount with respect to the Series 2016-1 Class A-1 Notes on such Quarterly Payment Date is less than the sum of (a) the Quarterly

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Scheduled Principal Amount due and payable, if any, on the related Quarterly Payment Date and (b) the Quarterly Scheduled Principal Deficiency Amount, if any, then on each subsequent Quarterly Payment Date, 100% of funds available pursuant to clause (ix) of the Priority of Payments will be paid to the Class A Noteholders until the Class A Notes Accrued Quarterly Scheduled Principal Amount and the Quarterly Scheduled Principal Deficiency Amount due and payable has been paid in full. Failure to pay any Quarterly Scheduled Principal Deficiency Amounts in excess of available amounts in accordance with the foregoing will not be an Event of Default.

(d) Series 2016-1 Class A Notes Mandatory Payments of Principal.

During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the Series 2016-1 Class A Notes as and when amounts are made available for payment thereof (i) on any related Quarterly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.9 of the Base Indenture, in the amount so available, together with any Class A Make-Whole Prepayment Premium required to be paid in connection therewith pursuant to Section 3.6(e) of this Series Supplement; provided, for avoidance of doubt, that it shall not constitute an Event of Default if any such Class A Make-Whole Prepayment Premium is not paid because insufficient funds are available to pay such Class A Make-Whole Prepayment Premium in accordance with the Priority of Payments. Such payments shall be ratably allocated among the Series 2016-1 Class A Noteholders, based on their respective portion of the Series 2016-1 Class A Outstanding Principal Amount.

(e) Class A Make-Whole Prepayment Premium.

In connection with any mandatory prepayment of any Series 2016-1 Class A-1 Notes made during a Rapid Amortization Period pursuant to Section 3.6(d), or in connection with any optional prepayment of any Series 2016-1 Class A Notes made pursuant to Section 3.6(f), or any other payment or prepayment of principal whatsoever (including pursuant to an Event of Default, mandatory or optional prepayment or any Rapid Amortization Event) (each, a “Series 2016-1 Class A Prepayment”), in each case prior to the Quarterly Payment Date in September 2020, (such date, a “Class A-1 Make-Whole End Date”), the Issuers shall pay, in the manner described herein and in accordance with the Priority of Payments, the Class A Make-Whole Prepayment Premium to the Series 2016-1 Class A Noteholders; provided that no such Class A Make-Whole Prepayment Premium shall be payable, in connection with (i) Quarterly Scheduled Principal Amounts on the date originally scheduled therefor on the Closing Date (regardless of whether the Class A Notes are otherwise subject to a mandatory prepayment on such date, but only in respect of the amount of such payment that is equal to the Quarterly Scheduled Principal Amount due on such date) and (ii) payments in connection with a Change of Control Offer. For the avoidance of doubt, no Class A Make-Whole Prepayment Premium will be payable after the Class A-1 Make-Whole End Date.

The “Class A Make-Whole Prepayment Premium” means the amount calculated by the Manager on behalf of the Issuers equal to the sum of the present value of the Remaining Scheduled Interest Payments discounted to the date of the relevant payment or prepayment of the Tranche of the Series 2016-1 Class A Notes being prepaid (the principal amount of the Series 2016-1 Class A Notes subject to such payment or prepayment, the “Subject Principal Amount”), on a quarterly basis, assuming a 360-day year consisting of twelve 30-day months, at the rate equal to the sum of (x) with respect to any Tranche of Class A Notes being prepaid, the yield to maturity (adjusted to a quarterly bond-equivalent basis) of the United States Treasury Security having a maturity closest to the period equal to the remaining Weighted Average Life of such Tranche of Series 2016-1 Class A Notes as of the relevant date of prepayment (the “Treasury Rate”) plus (y) 50 basis points (determined as of the relevant Series 2016-1 Class A Make-

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Whole Premium Calculation Date). For the avoidance of doubt, Class A Make-Whole Prepayment Premium shall include amounts due in accordance with the first paragraph of this clause (e).

“Remaining Scheduled Interest Payments” means, with respect to the Subject Principal Amount of the Series 2016-1 Class A Notes being prepaid, the remaining payments of the interest thereon that would be due but for the prepayment of such Subject Principal Amount from (and including) the date of such prepayment to (and excluding) the relevant Class A Anticipated Repayment Date, assuming that the Subject Principal Amount of the Offered Notes being prepaid is applied to reduce the Class A Notes Quarterly Scheduled Principal Amounts with respect to the applicable prepaid Tranche ratably for each remaining Quarterly Payment Date and accordingly, in determining the Remaining Scheduled Interest Payments (and resulting period over which interest payments are foregone) in respect of such Subject Principal Amount, such calculation will take into account the prepayment of the Subject Principal Amount as allocated in this manner.

Failure to pay any Class A Make-Whole Prepayment Premium on any Quarterly Payment Date (other than the Series 2016-1 Legal Final Maturity Date and any other date on which the Class A Notes must be paid in full) is not an Event of Default under the Indenture.

If the Series 2016-1 Class A Notes are accelerated or otherwise become due prior to their Series Legal Final Maturity Date, in each case, as a result of an Event of Default (including upon the occurrence of a bankruptcy or insolvency event (including the acceleration of claims by operation of law)), the amount of principal of, and premium on, the Series 2016-1 Class A Notes that becomes due and payable shall equal 100% of the Outstanding Principal Amount on such date plus the Class A Make-Whole Prepayment Premium, determined on such date as if such Outstanding Principal Amount were voluntarily prepaid as of such date, and shall constitute part of the Issuers’ Obligations under the Indenture and Obligations of the Guarantors under the Guarantee and Collateral Agreement. Any Class A Make-Whole Prepayment Premium payable above shall be presumed to be the liquidated damages sustained by each Noteholder as the result of the early prepayment and the Issuers agree that it is reasonable under the circumstances currently existing. The Class A Make-Whole Prepayment Premium shall also be payable in the event the Series 2016-1 Class A Notes (and/or the Indenture) are satisfied or released by foreclosure (whether by power of judicial proceeding), deed in lieu of foreclosure or by any other means, as if such satisfaction or release were an optional prepayment of the Series 2016-1 Class A Notes so satisfied or released. THE ISSUERS EXPRESSLY WAIVE (TO THE FULLEST EXTENT THEY MAY LAWFULLY DO SO) THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING PREMIUMS IN CONNECTION WITH ANY SUCH ACCELERATION. The Issuers expressly agree (to the fullest extent they may lawfully do so) that: (A) the Class A Make-Whole Prepayment Premium is reasonable and is the product of an arm’s length transaction between sophisticated business people, ably represented by counsel; (B) the Class A Make-Whole Prepayment Premium shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Noteholders and the Issuers giving specific consideration in this transaction for such agreement to pay the prepayment premiums; and (D) the Issuers shall be estopped hereafter from claiming differently than as agreed to in this paragraph. The Issuers expressly acknowledge that their agreement to pay the Class A Make-Whole Prepayment Premium to Noteholders as herein described is a material inducement to Noteholders to purchase the Series 2016-1 Class A Notes.

(f) Optional Prepayment of Series 2016-1 Class A Notes.

Subject to Section 3.6(e) and (g) of this Series Supplement, the Issuers may optionally prepay the Outstanding Principal Amount of the Series 2016-1 Class A Notes (an “Optional Prepayment”) in whole on any Business Day or in part on any Quarterly Payment Date (each, an

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“Optional Prepayment Date”), without any obligation to prepay the Notes of another Series or Tranche proportionately or otherwise, at a price equal to 100% of the aggregate principal amount of the Class A Notes prepaid plus accrued and unpaid interest, if any, to the applicable prepayment date; provided that any such Optional Prepayment at any time before the applicable Class A Make-Whole End Date will also include the Class A Make-Whole Prepayment Premium and that is specified as the Series 2016-1 Prepayment Date in the applicable Prepayment Notices; provided that the Issuers shall not make any Optional Prepayment pursuant to this Section 3.6(f) in a principal amount for any single prepayment of less than $5,000,000 on any Quarterly Payment Date (except that any such prepayment may be in a principal amount less than such amount if effected on the same day as any partial mandatory prepayment or repayment pursuant to this Series Supplement); provided, further, that no such Optional Prepayment may be made unless (i) the amount allocable to the Class A-1 Notes to be prepaid in accordance with the Priority of Payments on the applicable Series 2016-1 Prepayment Date is sufficient to pay the principal amount of the Class A-1 Notes to be prepaid and any Class A Make-Whole Prepayment Premium required pursuant to Section 3.6(e), in each case, payable on the relevant Series 2016-1 Prepayment Date; (ii) the amount that is allocable to the Outstanding Principal Amount of the Class A-1 Notes to be prepaid in accordance with the Priority of Payments is sufficient to pay the Class A Quarterly Interest to but excluding the relevant Series 2016-1 Prepayment Date relating to the Outstanding Principal Amount of the Class A-1 Notes to be prepaid; (iii) the Issuers shall reimburse the Back-Up Manager, the Manager and the Control Party, as applicable, for any unreimbursed Collateral Protection Advances (in each case, with interest thereon at the applicable Advance Interest Rate) and all other fees and amounts then due and owing to the Back-Up Manager, the Manager and the Control Party, as applicable; and (iv) only if such Optional Prepayment is a prepayment of the Series 2016-1 Class A Notes in whole, the Issuers shall pay all Securitization Operating Expenses and Spectrum Portfolio Maintenance Expenses payable in connection with such prepayment to the extent allocable to the Series 2016-1 Class A Notes. The Issuers may prepay the Class A-1 Notes in full at any time regardless of the number of prior Optional Prepayments or any minimum payment requirement. No Optional Prepayment may be made which results in a failure to pay any Class A Notes Accrued Quarterly Scheduled Principal Amount on any Class A Notes on a Quarterly Payment Date (if an Optional Prepayment is made on a Quarterly Payment Date), or the immediately succeeding Quarterly Payment Date (if an Optional Prepayment is made on any date other than a Quarterly Payment Date).

(g) Notices of Prepayments. The Issuers shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2016-1 Prepayment Date to each Series 2016-1 Noteholder affected by the applicable Series 2016-1 Prepayment, each of the Rating Agencies, the Back-Up Manager, the Control Party and the Trustee; provided that at the request of the Issuers, such notice to the affected Series 2016-1 Class A Noteholders shall be given by the Trustee in the name and at the expense of the Issuers. In connection with any such Prepayment Notice, the Issuers shall provide a written report to the Trustee directing the Trustee to distribute such prepayment in accordance with the applicable provisions of Section 3.6(j) of this Series Supplement. With respect to each such Series 2016-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2016-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, (B) the Series 2016-1 Prepayment Amount and (C) the date on which the applicable Class A Make-Whole Prepayment Premium to be paid in connection therewith will be calculated, which calculation date shall be the third (3rd) Business Day before such Series 2016-1 Prepayment Date (the “Series 2016-1 Make-Whole Premium Calculation Date”). The Issuers shall have the option, by written notice to the Trustee, the Back-Up Manager, the Control Party, the Rating Agencies and the affected Noteholders, to withdraw, or amend the Series 2016-1 Prepayment Date set forth in any Prepayment Notice relating to an Optional Prepayment at any time up to the second (2nd) Business Day before the Series 2016-1 Prepayment Date set forth in such Prepayment Notice. Any such Optional Prepayment and Prepayment Notice may, in the Issuers’ discretion, be subject to the satisfaction of one or more conditions precedent. The Issuers shall have the option to provide in any

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Prepayment Notice that the payment of the amounts set forth in Section 3.6(f) and the performance of the Issuers’ obligations with respect to such Optional Prepayment may be performed by another Person. All Prepayment Notices shall be transmitted via DTC to (A) each affected Series 2016-1 Noteholder and (B) each of the Rating Agencies, the Back-Up Manager and the Trustee pursuant to Section 14.1 (Notices) of the Base Indenture. A Prepayment Notice may be revoked subject to DTC’s policies and procedures by the Issuers if the Trustee receives written notice of such revocation no later than 12:00 p.m. (New York City time) two (2) Business Days prior to the applicable Series 2016-1 Prepayment Date. The Issuers shall give written notice of such revocation to Back-Up Manager, and at the request of the Issuers, the Trustee shall forward the notice of revocation to the Series 2016-1 Class A Noteholders.

(h) Series 2016-1 Prepayments. On each Series 2016-1 Prepayment Date with respect to any Series 2016-1 Prepayment, the Series 2016-1 Prepayment Amount and the Class A Make-Whole Prepayment Premium, if any, shall be due and payable. The Issuers shall pay the Series 2016-1 Prepayment Amount together with the applicable Class A Make-Whole Prepayment Premium, if any, by depositing such amounts in the Collection Account on or prior to the related Series 2016-1 Prepayment, to be distributed in accordance with Section 3.6(j) of this Series Supplement.

(i) Repurchase Amounts. Any Repurchase Amounts allocated to the Class A Notes in accordance with clause (i) of the Priority of Payments will be applied on the relevant Quarterly Payment Date to prepay the Series 2016-1 Class A Notes (and, in the event more than one Tranche of Class A Notes is outstanding at the relevant time, to be allocated between the Tranches in accordance with the Tranche Percentage).

(j) Series 2016-1 Prepayment Distributions.

On the Series 2016-1 Prepayment Date for each Series 2016-1 Prepayment to be made pursuant to this Section 3.6 in respect of the Series 2016-1 Class A Notes, the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2016-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date) and based solely upon the applicable written report provided to the Trustee pursuant to Section 3.6(g) of this Series Supplement, wire transfer to the applicable Series 2016-1 Class A Noteholders of record on the preceding Prepayment Record Date the amounts with respect to such Series 2016-1 Prepayment, if any, in order to repay the applicable portion of the Series 2016-1 Class A Outstanding Principal Amount and pay all accrued and unpaid interest thereon up to such Series 2016-1 Prepayment Date and any Class A Make-Whole Prepayment Premium due to Series 2016-1 Class A Noteholders payable on such date, allocated in accordance with the Priority of Payments.

(k) Series 2016-1 Notices of Final Payment. The Issuers shall notify the Trustee, the Back-Up Manager and each of the Rating Agencies on or before the Prepayment Record Date preceding the Series 2016-1 Prepayment Date that will be the Series 2016-1 Final Payment Date of the Series 2016-1 Final Payment; provided that with respect to any Series 2016-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Issuers shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2016-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.6(g) of this Series Supplement. The Trustee shall provide any written notice required under this Section 3.6(l) to each Person in whose name a Series 2016-1 Note is registered at the close of business on such Prepayment Record Date of the Series 2016-1 Prepayment Date that will be the Series 2016-1 Final Payment Date. Such written notice to be sent to the Series 2016-1 Class A Noteholders shall be made at the expense of the Issuers and shall be mailed by the Trustee within five (5) Business Days of receipt of

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notice from the Issuers indicating that the Series 2016-1 Final Payment will be made and shall specify that such Series 2016-1 Final Payment will be payable only upon presentation and surrender of the Series 2016-1 Class A Notes at the Corporate Trust Office.

(l) Defeasance. The Issuers, solely in connection with an optional prepayment in full, a mandatory prepayment in full or a prepayment in full of the Class A-1 Notes (the “Defeased Tranche”) as provided hereunder, may terminate all of its Obligations under the Indenture and all Obligations of the Guarantors under the Guarantee and Collateral Agreement in respect of such Class A-1 Notes; provided that the conditions set forth under Section 12.1(c) of the Base Indenture with respect to the Defeased Tranche have been satisfied; provided that, if an additional Tranche of Class A Notes is outstanding at the relevant time, no amounts in respect of any other Tranche shall be required to be paid in accordance with Section 12.1(c)(i)(1) of the Base Indenture.

Section 3.7 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Issuers. The Series 2016-1 Class A Noteholders by their acceptance of the Series 2016-1 Class A Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Issuers. Any such reports and notices that are provided to the Trustee that are required to be delivered to the Series 2016-1 Class A Noteholders hereunder will be made available on the Trustee’s website in the manner set forth in Section 4.3 of the Base Indenture.

Section 3.8 Change of Control. If a Change of Control Triggering Event (as defined below) has occurred, subject to the terms of the Indenture, the Issuers shall be required (jointly and severally) to prepay all of the Class A Notes of the Accepting Noteholders in the manner set forth below, at a prepayment price in cash equal to 101% of the Outstanding Principal Amount of the Class A Notes to be prepaid, to (and excluding) the Change of Control Prepayment Date (as defined below) (the “Change of Control Prepayment Price”).

(b) Within thirty (30) days following any Change of Control Triggering Event, the Issuers shall mail a notice to the Noteholders, the Trustee and the Back-Up Manager describing the transaction or transactions that constitute such Change of Control Triggering Event, which notice (a “Change of Control Prepayment Notice”) shall provide (i) that such notice constitutes a “Change of Control Offer” by the Issuers under the Indenture, (ii) an offer to prepay all of the Class A Notes Outstanding at their Change of Control Prepayment Price as of the Change of Control Prepayment Date, (iii) the proposed date (the “Change of Control Prepayment Date”) that the Change of Control Prepayment shall occur (which date shall be no earlier than thirty (30) days and no later than sixty (60) days from the date such notice is mailed), (iv) the Change of Control Prepayment Price of each Tranche of Notes Outstanding as of the Change of Control Prepayment Date and (v) the procedures by which the Class A Noteholders may accept the Change of Control Offer, which procedures shall state the date by which Class A Noteholders must accept the Change of Control Offer (the “Acceptance Date”). Class A Noteholders may accept the Change of Control Offer to prepay all or a portion their Class A Notes (the portion of such Class A Notes to be prepaid, the “Prepayment Notes”) by sending a notice of such acceptance to the Issuers and the Trustee in accordance with the procedures set forth in the Change of Control Prepayment Notice (such accepting Noteholders, the “Accepting Noteholders”) on or prior to the Acceptance Date.

(c) On the Change of Control Prepayment Date, the Issuers shall (jointly and severally) prepay all of the Prepayment Notes and, in connection therewith, the Issuers shall (i) accept for payment all of the Prepayment Notes that were properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Trustee an amount equal to the Change of Control Prepayment Price in respect of all of the Prepayment Notes, pro rata, based on the Outstanding Principal Amount of

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Prepayment Notes held by each Accepting Noteholder, together with all other fees and expenses payable on the Change of Control Prepayment Date in connection with the consummation of such Change of Control Prepayment pursuant to the Indenture and the other Transaction Documents, and all amounts (including Collateral Protection Advances with interest thereon), if any, then due to the Back-Up Manager and (iii) deliver or cause to be delivered to the Trustee the Prepayment Notes properly accepted. The consummation of a Change of Control Prepayment may not result in a failure to pay any Class A Notes Accrued Quarterly Scheduled Principal Amount in respect of any Class A Notes that are not Prepayment Notes on the Quarterly Payment Date on which such Change of Control Prepayment is made (if such Change of Control Prepayment is made on a Quarterly Prepayment Date) or on the Quarterly Payment Date immediately following the date on which such Change of Control Prepayment is made (if such Change of Control Prepayment is not made on a Quarterly Prepayment Date).

(d) The Issuers shall comply with the requirements of Rule 14e-1 under the 1934 Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with any Change of Control Prepayment. To the extent that the provisions of any securities laws or regulations conflict with the provisions of the Indenture relating to a Change of Control Prepayment, the Issuers shall comply with the applicable securities laws and regulations and shall not be deemed to have breached their obligations under such provisions of the Indenture by virtue of such conflicts.

(e) The Issuers shall not be required to effect a Change of Control Prepayment upon the occurrence of a Change of Control Triggering Event if and to the extent that a third party consummates such Change of Control Prepayment in the manner, at the times and otherwise in compliance with the requirements for a Change of Control Prepayment applicable to the making of a Change of Control Prepayment by the Issuers and such third party purchases all or the part of the Prepayment Notes properly tendered and not withdrawn, in accordance with the requirements set forth in the Indenture (and any such prepayment shall constitute a “Change of Control Prepayment” for purposes of the Indenture).

(f) If Class A Noteholders of at least 90% in Outstanding Principal Amount of the Class A Notes are Accepting Noteholders and the Issuers (or any third-party making an offer in lieu of the Issuers, as described above) have effected a Change of Control Prepayment in respect of such Prepayment Notes, the Issuers (or such third party) shall have the right, upon not less than thirty (30) nor more than sixty (60) days’ prior notice, given not more than thirty (30) days following such Change of Control Prepayment, to prepay all Class A Notes that remain Outstanding at the Change of Control Prepayment Price for such Class A Notes.

(g) In respect of a Change of Control Prepayment:

A “Rating Event” means any Outstanding Tranche of Class A Notes either (i) has its rating withdrawn by either Rating Agency or (ii) is rated below the lower of (A) the then-current credit ratings on such Outstanding Tranche of Notes by either Rating Agency or (B) the initial credit ratings assigned to such Outstanding Tranche of Class A Notes by either Rating Agency (in each case, without negative implications) in each case from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Class A Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies as a result of, or in respect of, the applicable Change of Control); provided that (i) a Rating Event arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Rating Event for purposes of the definition of Change of Control Triggering Event) if any of the Rating Agencies does not announce or publicly confirm or

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inform the Trustee in writing at the Issuers’ or its request that the reduction in ratings was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control has been consummated at the time of such Rating Event); and (ii) no Rating Event shall be deemed to have occurred if the Issuers obtain within the time periods set forth in this definition of “Rating Event” a Rating Agency Confirmation in respect of such Change of Control where, solely for purposes of determining whether a Rating Event has occurred, “Rating Agency Confirmation” means, with respect to any Outstanding Tranche of Class A Notes, a written confirmation from the Rating Agencies that such Change of Control shall not result in either (i) a withdrawal of its credit ratings on such Outstanding Tranche of Class A Notes or (ii) the assignment of credit ratings on such Outstanding Tranche of Class A Notes below the lower of (A) the then-current credit ratings on such Outstanding Tranche of Class A Notes or (B) the initial credit ratings assigned to such Outstanding Tranche of Class A Notes by such Rating Agency (in each case, without negative implications).

“Change of Control” means a “change of control” as defined in the Sprint Credit Agreement as in effect as of the date hereof (regardless of any references in the Sprint Credit Agreement to future amendments or modifications thereto).

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

ARTICLE IV

FORM OF SERIES 2016-1 CLASS A NOTES

Section 4.1 Issuance of Series 2016-1 Class A Notes. The Series 2016-1 Class A Notes in the aggregate may be offered and sold in the Series 2016-1 Class A Initial Principal Amount on the Series 2016-1 Closing Date by the Issuers pursuant to the Series 2016-1 Class A Note Purchase Agreement. The Series 2016-1 Class A Notes will be resold initially only to (A) in the United States, to initial purchasers who are not (other than following any Rapid Payment Event) a Competitor and are both a “Qualified Institutional Buyer” as defined in Rule 144A under the 1933 Act (“Rule 144A”) and a “Qualified Purchaser” (within the meaning of the 1940 Act), acting for its own account or one or more accounts with respect to which such initial purchaser exercises sole investment discretion, each of which account is a Qualified Institutional Buyer, a Qualified Purchaser and not (other than following any Rapid Payment Event) a Competitor or (B) outside the United States, to an initial purchaser who is not (other than following any Rapid Payment Event) a Competitor and is a Qualified Purchaser and not a U.S. Person (a “U.S. Person”) as defined in Regulation S under the 1933 Act (“Regulation S”), acting for its own account or one or more accounts with respect to which such initial purchaser exercises sole investment discretion, each of which is a Qualified Purchaser, and none of which is a U.S. person and will purchase its Class A Notes in an offshore transaction in reliance on Regulation S or (other than following any Rapid Payment Event) a Competitor. The Series 2016-1 Class A Notes may thereafter be transferred in reliance on Rule 144A and/or Regulation S and in accordance with the procedure described herein. The Series 2016-1 Class A Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2016-1 Class A Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2016-1 Class A Notes. The Series 2016-1 Class A Notes shall be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof (the “Authorized Minimum Denomination”).

(a) Rule 144A Global Notes. The Series 2016-1 Class A Notes offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1 hereto,

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registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.1 and Section 4.2, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(b) Temporary Regulation S Global Notes and Permanent Regulation S Global Notes. Any Series 2016-1 Class A Notes offered and sold on the Series 2016-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC (which may include accounts holding on behalf of Clearing Agency Participants). Until such time as the Restricted Period shall have terminated with respect to any Series 2016-1 Class A Note, such Series 2016-1 Class A Notes shall be referred to herein collectively, for purposes of this Section 4.1 and Section 4.2, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-3 hereto, as hereinafter provided (for purposes of this Section 4.1 and Section 4.2, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2016-1 Global Notes shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.1 and Section 4.2 of this Series Supplement, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and, upon complete exchange thereof, such Series 2016-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

Section 4.2 Transfer Restrictions of Series 2016-1 Class A Notes.

(a) A Series 2016-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.2(a) shall not prohibit any transfer of a Series 2016-1 Class A Note that is issued in exchange for a Series 2016-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2016-1 Global Note effected in accordance with the other provisions of this Section 4.2.

(b) The transfer by a Series 2016-1 Note Owner holding a beneficial interest in a Series 2016-1 Class A Note in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a Qualified Institutional Buyer who is a Qualified Purchaser (a “QIB/QP”) and (other than following any Rapid Payment Event) not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuers as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware

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that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2016-1 Note Owner holding a beneficial interest in a Series 2016-1 Class A Note in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(c). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2016-1 Series 2016-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(d) If a Series 2016-1 Note Owner holding a beneficial interest in a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(d). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2016-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e) If a Series 2016-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an

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interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(e). Upon receipt by the Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2016-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of the Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in the Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

(f) In the event that a Series 2016-1 Global Note or any portion thereof is exchanged for Series 2016-1 Class A Notes other than Series 2016-1 Global Notes, such other Series 2016-1 Class A Notes may in turn be exchanged (upon transfer or otherwise) for Series 2016-1 Class A Notes that are not Series 2016-1 Global Notes or for a beneficial interest in a Series 2016-1 Global Note (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Issuers and the Registrar, which shall be substantially consistent with the provisions of Section 4.2(a) through Section 4.2(e) and Section 4.2(g) of this Series Supplement (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2016-1 Global Note comply with Rule 144A or Regulation S under the Securities Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2016-1 Class A Note, interests in the Temporary Regulation S Global Notes representing such Series 2016-1 Class A Note may be held only through Clearing Agency Participants; provided that this Section 4.2(g) shall not prohibit any transfer in accordance with Section 4.2(d) of this Series Supplement. After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.2.

(h) The Rule 144A Global Notes, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS SERIES 2016-1 CLASS A NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SPRINT SPECTRUM CO LLC (THE “MASTER ISSUER”), SPRINT SPECTRUM CO II LLC

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(“CO-ISSUER II”) OR SPRINT SPECTRUM CO III LLC (“CO-ISSUER III”) HAVE BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”) (A “QUALIFIED INSTITUTIONAL BUYER”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT) (A “QUALIFIED PURCHASER”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH ACCOUNT IS A QUALIFIED INSTITUTIONAL BUYER, A QUALIFIED PURCHASER AND NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR OR (B) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS A QUALIFIED PURCHASER AND NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”) (A “U.S. PERSON”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH IS A U.S. PERSON AND WILL PURCHASE ITS NOTE IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S OR (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION AND IS NOT A U.S. PERSON, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN,

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(H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NOT A U.S. PERSON) AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE 1940 ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE 1940 ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE 1940 ACT.

THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASERS OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AND NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR. THE ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NOT A U.S. PERSON AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED PURCHASER AND NOT A U.S. PERSON NOR (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR THE ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NOT A U.S. PERSON OR WHO IS (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR.

(i) The Series 2016-1 Class A Notes Temporary Regulation S Global Notes shall also bear the following legend:

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UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER IS NOT A U.S. PERSON AND (OTHER THAN FOLLOWING A RAPID PAYMENT EVENT) A COMPETITOR AND, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IS NOT A U.S. PERSON OR (OTHER THAN FOLLOWING A RAPID PAYMENT EVENT) A COMPETITOR AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j) The Series 2016-1 Global Notes issued in connection with the Series 2016-1 Class A Notes shall bear the following legend:

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 570 WASHINGTON BLVD., JERSEY CITY, NEW JERSEY 07310, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

(k) The required legends set forth above shall not be removed from the applicable Series 2016-1 Class A Notes except as provided herein. The legend required for a Rule 144A Global Note may be removed from such Rule 144A Global Note if there is delivered to the Issuers and the Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuers that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Rule 144A Global Note will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Issuers (or the Manager on their behalf), shall authenticate and deliver in exchange for such Rule 144A Global Note a Series 2016-1 Class A Note or Series 2016-1 Class A Notes having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Rule 144A Global Note has been removed from a Series 2016-1 Class A Note as provided above, no

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other Series 2016-1 Class A Note issued in exchange for all or any part of such Series 2016-1 Class A Note shall bear such legend, unless the Issuers have reasonable cause to believe that such other Series 2016-1 Class A Note is a “restricted security” within the meaning of Rule 144 under the Securities Act and instructs the Trustee to cause a legend to appear thereon.

If the Trustee is notified by the Issuers that (i) a transfer or attempted or purported transfer of any interest in a Series 2016-1 Class A Note was not consummated in compliance with the applicable transfer provisions on the basis of an incorrect form or certification from the transferee or purported transferee, (ii) a transferee failed to deliver to the Trustee any form or certificate required to be delivered under the Indenture or (iii) the holder of any interest in a Note is in breach of any representation or agreement set forth in any certificate or any deemed representation or agreement of such holder, the Trustee will not register such attempted or purported transfer and if a transfer has been registered, such transfer will be absolutely null and void ab initio and will vest no rights in the purported transferee (such purported transferee, a “Disqualified Transferee”) and the last preceding holder of such interest in such Series 2016-1 Class A Note that was not a Disqualified Transferee will be restored to all rights as a Noteholder thereof retroactively to the date of transfer of such Series 2016-1 Class A Note by such Noteholder. Without limitation, Persons who are not Qualified Purchasers or are (other than following any Rapid Payment Event) Competitors will be Disqualified Transferees.

Section 4.3 Section 3(c)(7) Procedures.

The provisions of this Section 4.3 apply to interests in all Series 2016-1 Class A-1 Notes.

(a) The following provisions are not intended to, and do not, preclude the Issuers from relying on any exception from registration as an “investment company” under the 1940 Act or from any exclusion as an “investment company” pursuant to Section 3(c)(7) of the 1940 Act. No adverse inferences shall be drawn from the inclusion of the foregoing provisions with respect to any such other exception or exclusion.

(b) The Issuers shall, upon two (2) Business Days’ prior written notice, cause the Trustee to send, and the Trustee hereby agrees to send on at least an annual basis, a notice from the Issuers to DTC in substantially the form of Exhibit C hereto (the “Important Section 3(c)(7) Notice”), with a request that DTC forward each such notice to the relevant DTC participants for further delivery to the Series 2016-1 Note Owners. If DTC notifies the Issuers or the Registrar that it will not forward such notices, the Issuers will request DTC to deliver to the Issuers a list of all DTC participants holding an interest in the Series 2016-1 Notes and the Registrar and Paying Agent will send the Important Section 3(c)(7) Notice directly to such participants.

(c) The Issuers will take the following steps in connection with the Series 2016-1 Notes:

(i) DTC Actions. The Issuers will direct DTC to take the following steps in connection with the Series 2016-1 Class A Notes:

(A) The Issuers will direct DTC to include the marker “3c7” in the DTC 20-character security descriptor and the 48-character additional descriptor for the Series 2016-1 Class A Notes in order to indicate that sales are limited to Qualified Purchasers.

(B) The Issuers will direct DTC to cause each physical deliver order ticket that is delivered by DTC to purchasers to contain the 20-character security descriptor.

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The Issuers will direct DTC to cause each deliver order ticket that is delivered by DTC to purchasers in electronic form to contain a “3c7” indicator and a related user manual for participants. Such user manual will contain a description of the relevant restrictions imposed by Section 3(c)(7).

(C) On or prior to the Closing Date, the Issuers will instruct DTC to send a Section 3(c)(7) Notice to all DTC participants in connection with the offering of the Series 2016-1 Class A Notes.

(D) In addition to the obligations of the Trustee set forth in Section 4.3(b), the Issuers will from time to time (upon the request of the Trustee) make a request to DTC to deliver to the Issuer a list of all DTC participants holding an interest in the Series 2016-1 Class A Notes.

(E) The Issuers will cause each CUSIP number obtained for a Series 2016-1 Class A Note to have a fixed field containing “3c7” and either “144A” or “RegS” indicators, as applicable, attached to such CUSIP number.

(d) Bloomberg Screens, etc. The Issuers will from time to time request all third-party vendors to include on screens maintained by such vendors appropriate legends regarding Rule 144A/Regulation S and Section 3(c)(7) under the 1940 Act restrictions on the Series 2016-1 Class A Notes. Without limiting the foregoing, the Initial Purchasers will request that each third-party vendor include the following legends on each screen containing information about the Notes:

(i) Bloomberg.

(A) “144A/3c7” or “RegS/3c7,” as applicable, to be stated in the “Security Description” page describing the Series 2016-1 Class A Notes;

(B) an indicator stating “Private Placement” located on the “Security Description” page;

(C) the “Comments” pages should state that the Series 2016-1 Class A Notes are being offered (a) in the United States to persons that are both (i) “Qualified Institutional Buyers” as defined in Rule 144A under the Securities Act and (ii) “Qualified Purchasers” as defined under Investment Company Act of 1940 or (b) outside the U.S. to Persons that (i) are “Qualified Purchasers” as defined under the Investment Company Act of 1940 and (ii) are not a U.S. Person as defined in Regulation S under the Securities Act of 1933; and

(D) the “Disclaimer” page should state that the Series 2016-1 Class A Notes will not be and have not been registered under the Securities Act of 1933, that the Issuers have not been registered under the Investment Company Act of 1940, and that the Series 2016-1 Class A Notes may only be offered or sold in accordance with Section 3(c)(7) of the Investment Company Act of 1940.

(ii) Reuters.

(A) a “144A – 3c7” or “Reg S – 3c7,” as applicable, notation included in the security name field at the top of the Reuters Instrument Code screen;

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(B) a <144A3c7Disclaimer> or <RegS3c7Disclaimer>, as applicable, indicator appearing on the right side of the Reuters Instrument Code screen; and

(C) a link from such (i) <144A3c7Disclaimer> indicator to a disclaimer screen containing the following language: “These Notes may be sold or transferred only to Persons who are both (i) “Qualified Institutional Buyers”, as defined in Rule 144A under the Securities Act, and (ii) “Qualified Purchasers”, as defined under the U.S. Investment Company Act of 1940 or (ii) <RegS3c7Disclaimer> indicator to a disclaimer screen containing the following language: “These Notes may be sold or transferred to Persons who are (i) “Qualified Purchasers” as defined under the Investment Company Act of 1940 and (ii) are not a U.S. Person as defined in Regulation S under the Securities Act.”

Section 4.4 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2016-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2016-1 Note as follows:

(a) With respect to any sale of Series 2016-1 Class A Notes pursuant to Rule 144A, it is not (other than following any Rapid Payment Event) a Competitor and is a QIB/QP pursuant to Rule 144A and Section 2(a)(51) of the Investment Company Act, and is aware that any sale of Series 2016-1 Class A Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2016-1 Class A Notes in any such sale will be for its own account or for the account of another QIB/QP that is not (other than following any Rapid Payment Event) a Competitor.

(b) With respect to any sale of Series 2016-1 Class A Notes pursuant to Regulation S, at the time the buy order for such Series 2016-1 Class A Notes was originated, it was outside the United States to a Person who is not (other than following any Rapid Payment Event) a Competitor and is a Qualified Purchaser and not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person or (other than following any Rapid Payment Event) a Competitor.

(c) It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A which owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

(d) It has not been formed for the purpose of investing in the Series 2016-1 Class A Notes, except where each beneficial owner is a QIB/QP (for Series 2016-1 Class A Notes acquired in the United States) or a Qualified Purchaser and not a U.S. Person (for Series 2016-1 Class A Notes acquired outside the United States).

(e) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2016-1 Class A Notes.

(f) It understands that the Issuers, the Manager and Back-Up Manager may receive a list of participants holding positions in the Series 2016-1 Class A Notes from one or more book-entry depositories.

(g) It understands that the Manager, the Issuers and Back-Up Manager may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

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(h) It will provide to each person to whom it transfers Series 2016-1 Class A Notes notices of any restrictions on transfer of such Series 2016-1 Class A Notes.

(i) It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

(j) If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act.

(k) It understands that (i) the Series 2016-1 Class A Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the Securities Act, (ii) the Series 2016-1 Class A Notes have not been registered under the Securities Act, (iii) such Series 2016-1 Class A Notes may be offered, resold, pledged or otherwise transferred only (A) in the United States to a Person who the seller reasonably believes is a Qualified Institutional Buyer and who is a Qualified Purchaser in a transaction meeting the requirements of Rule 144A and who is not (other than following any Rapid Payment Event) a Competitor, (B) outside the United States to a Person who is a Qualified Purchaser and not a U.S. Person in a transaction meeting the requirements of Regulation S and who is not (other than following any Rapid Payment Event) a Competitor or (C) to a Person that is a Qualified Purchaser in a transaction exempt from the registration requirements of the Securities Act and the applicable securities laws of any state of the United States and any other jurisdiction, in each such case in accordance with the Indenture and any applicable securities laws of any state of the United States and (iv) it will, and each subsequent holder of a Series 2016-1 Note is required to, notify any subsequent purchaser of a Series 2016-1 Note of the resale restrictions set forth in clause (iii) above.

(l) It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 4.2(h) of this Series Supplement.

(m) It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.2(i) of this Series Supplement.

(n) It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.2(j) of this Series Supplement.

(o) Either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2016-1 Class A Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

(p) It is not (other than following a Rapid Payment Event) a Competitor.

(q) It understands that any subsequent transfer of the Series 2016-1 Class A Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2016-1 Class A Notes or any interest therein except in compliance with, such restrictions and conditions and the Securities Act.

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Section 4.5 Limitation on Liability. None of the Issuers, the Trustee, the Back-Up Manager, the Securities Intermediary or any Paying Agent shall have any responsibility or liability for any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note. None of the Issuers, the Trustee, the Back-Up Manager, the Securities Intermediary or the Paying Agent shall have any responsibility or liability with respect to any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein.

ARTICLE V

GENERAL

Section 5.1 [Reserved].

Section 5.2 Exhibits. The annexes and exhibits attached hereto and listed on the table of contents hereto supplement the annexes and exhibits included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by this Series Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

Section 5.4 Certain Notices to the Rating Agencies. The Issuers shall provide to each Rating Agency a copy of each Opinion of Counsel and Officer’s Certificate delivered to the Trustee pursuant to this Series Supplement or any other Transaction Document.

Section 5.5 Prior Notice by Trustee to the Controlling Class Representative and Control Party. Subject to Section 10.1 of the Base Indenture, the Trustee agrees that it shall not exercise any rights or remedies available to it as a result of the occurrence of a Rapid Amortization Event (including any Lessee Payment Default Rapid Am Event) or an Event of Default until after the Trustee has given prior written notice thereof to the Controlling Class Representative and the Control Party and obtained the direction of the Control Party (subject to Section 11.4(f) of the Base Indenture, at the direction of the Controlling Class Representative).

Section 5.6 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.7 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 5.8 Amendments. This Series Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.9 Termination of Series Supplement. This Series Supplement shall cease to be of further effect when (i) all Outstanding Series 2016-1 Class A Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2016-1 Class A Notes that have been replaced or paid) to the Trustee for cancellation, (ii) the Issuers have paid all sums payable hereunder and, without duplication (iii) the conditions set forth in Section 12.1(c) of the Base Indenture have been satisfied with respect to the Series 2016-1 Class A Notes; provided that any provisions of this Series

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Supplement required for the Series 2016-1 Final Payment to be made shall survive until the Series 2016-1 Final Payment is paid to the Series 2016-1 Class A Noteholders.

Section 5.10 Entire Agreement. This Series Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Issuers, the Trustee and the Series 2016-1 Securities Intermediary has caused this Series Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

SPRINT SPECTRUM CO LLC

By:	/s/ Janet M. Duncan
	Name:	Janet M. Duncan
	Title:	Vice President and Treasurer

SPRINT SPECTRUM CO II LLC

By:	/s/ Janet M. Duncan
	Name:	Janet M. Duncan
	Title:	Vice President and Treasurer

SPRINT SPECTRUM CO III LLC

By:	/s/ Janet M. Duncan
	Name:	Janet M. Duncan
	Title:	Vice President and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee and Securities Intermediary

By:	/s/ Louis Bodi
	Name	Louis Bodi
	Title:	Vice President

By:	/s/ Maria Inoa
	Name	Maria Inoa
	Title:	Assistant Vice President

ANNEX A

SERIES 2016-1

SUPPLEMENTAL DEFINITIONS LIST

“Acceptance Date” has the meaning has the meaning set forth in Section 3.8(b) of the Series 2016-1 Supplement.

“Accrued Quarterly Scheduled Principal Shortfall Amount” means, for any Quarterly Allocation Date with respect to a Quarterly Collection Period the amount, if any, by which (i) the amount allocated to Class A Notes Accrued Quarterly Scheduled Principal Amounts with respect to such Quarterly Collection Period was less than (ii) the Class A Notes Accrued Quarterly Scheduled Principal Amount for the immediately preceding Quarterly Allocation Date.

“Agent Members” means members of, or participants in, DTC.

“Cede” has the meaning set forth in Section 4.1(a) of the Series 2016-1 Supplement.

“Change of Control” has the meaning set forth in Section 3.8(g) of the Series 2016-1 Supplement.

“Change of Control Offer” has the meaning has the meaning set forth in Section 3.8(b) of the Series 2016-1 Supplement.

“Change of Control Prepayment” has the meaning has the meaning set forth in Section 3.8(e) of the Series 2016-1 Supplement.

“Change of Control Prepayment Date” has the meaning has the meaning set forth in Section 3.8(b) of the Series 2016-1 Supplement.

“Change of Control Prepayment Notice” has the meaning has the meaning set forth in Section 3.8(b) of the Series 2016-1 Supplement.

“Change of Control Prepayment Price” has the meaning has the meaning set forth in Section 3.8(a) of the Series 2016-1 Supplement.

“Change of Control Triggering Event” has the meaning has the meaning set forth in Section 3.8(g) of the Series 2016-1 Supplement.

“Class A Make-Whole End Date” has the meaning set forth in Section 3.6(e) of the Series 2016-1 Supplement.

“Class A Make-Whole Prepayment Premium” has the meaning set forth in Section 3.6(e) of the Series 2016-1 Supplement. For purposes of the Base Indenture, “Class A Make-Whole Prepayment Premium” shall be deemed as such for purposes of the Priority of Payments.

“Class A Notes Accrued Quarterly Interest Amount” means, for the Quarterly Allocation Date with respect to a Quarterly Collection Period and the Interest Accrual Period beginning during such Quarterly Collection Period, an amount equal to the sum of:

(i) the amount by which (1) the Class A Quarterly Interest for such Interest Accrual Period exceeds (2) the aggregate amount previously allocated pursuant to this clause (i) and clause (ii) (to the extent such amounts under clause (ii) were allocated with respect to amounts calculated under this clause (i), without duplication) during such Quarterly Collection Period; and

(ii) the Class A Notes Accrued Quarterly Interest Shortfall for such Quarterly Allocation Date.

For purposes of the Base Indenture, the “Class A Notes Accrued Quarterly Interest Amount” shall be deemed to be a “Class A Notes Accrued Quarterly Interest Amount.”

“Class A Notes Accrued Quarterly Interest Shortfall” means the amount, if any, by which (i) the aggregate amount allocated to the Class A Notes Accrued Quarterly Interest Amount with respect to the Class A Notes on the Quarterly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the aggregate Class A Notes Accrued Quarterly Interest Amount for all such preceding Quarterly Allocation Dates.

“Class A Notes Accrued Quarterly Scheduled Principal Amount” means, for the Quarterly Allocation Date with respect to any Quarterly Collection Period, an amount equal to the lesser of (a) the Accrued Quarterly Scheduled Principal Shortfall Amount for such Quarterly Allocation Date and (b) the amount, if any, by which (i) the Quarterly Scheduled Principal Amount for the Quarterly Payment Date in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Class A Notes Accrued Quarterly Scheduled Principal Amount with respect to the Series 2016-1 Class A Notes on the preceding Quarterly Allocation Date with respect to such Quarterly Collection Period. For purposes of the Base Indenture, the Class A Notes Accrued Quarterly Scheduled Principal Amount shall be deemed to be a “Class A Notes Accrued Quarterly Scheduled Principal Amount.”

“Class A Quarterly Interest” means, with respect to any Interest Accrual Period, an amount equal to the sum of (i) the accrued interest at the Series 2016-1 Class A Note Rate on the Series 2016-1 Class A Outstanding Principal Amount, calculated based on a 360-day year of twelve 30-day months, and (ii) the amount of any Class A Notes Accrued Quarterly Interest Shortfall with respect to the Series 2016-1 Class A Notes, for the immediately preceding Interest Accrual Period.

“Default Rate” has the meaning set forth in Section 3.5(a) of the Series 2016-1 Supplement.

“Definitive Notes” has the meaning set forth in Section 4.1(c) of the Series 2016-1 Supplement.

“DTC” means The Depository Trust Company and any successor thereto.

“Fitch” means Fitch Ratings Inc., doing business as Fitch Ratings, or any successor thereto.

“Important Section 3(c)(7) Notice” has the meaning set forth in Section 4.3(b) of the Series 2016-1 Supplement.

“Initial Purchasers” means, collectively, Goldman, Sachs & Co., Mizuho Securities, J.P. Morgan Securities LLC, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc.

“Offering Memorandum” means the Offering Memorandum for the offering of the Series 2016-1 Class A Notes, dated October 20, 2016, prepared by the Issuers.

“Outstanding Series 2016-1 Class A Notes” means, with respect to the Series 2016-1 Class A Notes, as of any time, all Series 2016-1 Class A Notes theretofore authenticated and delivered under the Base Indenture, except:

(i) Series 2016-1 Class A Notes theretofore canceled by the Registrar or delivered to the Registrar for cancellation;

(ii) Series 2016-1 Class A Notes, or portions thereof, for whose payment or prepayment funds in the necessary amount are on deposit in the appropriate account and are available for payment of such Series 2016-1 Class A Notes or portions thereof; provided that if such Series 2016-1 Class A Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefore reasonably satisfactory to the Trustee has been made;

(iii) Series 2016-1 Class A Notes that have been defeased in accordance with Section 12.1 of the Base Indenture;

(iv) Series 2016-1 Class A Notes in exchange for, or in lieu of which other Series 2016-1 Class A Notes have been authenticated and delivered pursuant to the Indenture, unless proof reasonably satisfactory to the Trustee is presented that any such Series 2016-1 Class A Notes are held by a holder in due course or protected purchaser; and

(v) Series 2016-1 Class A Notes alleged to have been mutilated, destroyed, lost or stolen for which replacement Series 2016-1 Class A Notes have been issued as provided in the Indenture;

provided that (A) in determining whether the Noteholders of the requisite Outstanding Principal Amount have given any request, demand, authorization, direction, notice, consent, waiver or vote under the Indenture, the following Series 2016-1 Class A Notes shall be disregarded and deemed not to be Outstanding: (x) Series 2016-1 Class A Notes owned by the Back-Up Manager, any Affiliate of the Back-Up Manager, Securitization Entities or any other obligor upon the Series 2016-1 Class A Notes or any Affiliate of any of them (y) Series 2016-1 Class A Notes held in any accounts with respect to which the Manager or any Affiliate thereof exercises discretionary voting authority and (z) Series 2016-1 Class A Notes held in any accounts with respect to which the Back-Up Manager or any Affiliate thereof exercises discretionary voting authority; provided, further, that in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or vote, only Series 2016-1 Class A Notes as described under clause (x), (y) or (z) above that a Trust Officer actually knows to be so owned shall be so disregarded; and (B) Series 2016-1 Class A Notes owned in the manner indicated in clause (x), (y) or (z) above that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Series 2016-1 Class A Notes and that the pledgee is not a Securitization Entity or any other obligor or the Manager, the Back-Up Manager or, in each case, an Affiliate thereof, or an account for which the Manager, Back-Up Manager or, in each case, an Affiliate of the Manager or the Back-Up Manager exercises discretionary voting authority.

“Permanent Regulation S Global Notes” has the meaning set forth in Sections 4.1(b) of the Series 2016-1 Supplement.

“Prepayment Notes” has the meaning has the meaning set forth in Section 3.8(b) of the Series 2016-1 Supplement.

“Prepayment Notice” has the meaning set forth in Section 3.6(g) of the Series 2016-1 Supplement.

“Prepayment Record Date” means, with respect to (i) any Series 2016-1 Prepayment Date that is not a Quarterly Payment Date, the close of business on the fifteenth (15) day prior to the date of such Series 2016-1 Prepayment (without regard to whether such day is a Business Day), and (ii) any Series 2016-1 Prepayment Date that is on the same day as a Quarterly Payment Date, the Record Date.

“QIB/QP” has the meaning set forth in Section 4.2(b) of the Series 2016-1 Supplement.

“Quarterly Scheduled Principal Amount” means, with respect to any Quarterly Payment Date, with respect to the Series 2016-1 Class A-1 Notes, for any Quarterly Payment Date before December 2017, zero, and for any Quarterly Payment Date on or after December 2017, $218,750,000; provided that amounts paid to the Class A Noteholders in respect of the Series 2016-1 Class A Outstanding Principal Amount (x) in respect of amounts allocated pursuant to clause (i)(B) of the Priority of Payments shall reduce the respective Quarterly Scheduled Principal Amounts pro rata or (y) as optional prepayments pursuant to Section 3.6(f), shall reduce the respective Quarterly Scheduled Principal Amounts ratably based on the Outstanding Principal Amount of such optional prepayment. Series 2016-1 Class A Notes that are cancelled pursuant to Section 2.14 of the Base Indenture shall reduce the applicable Quarterly Scheduled Principal Amounts ratably based on the Outstanding Principal Amount of such Series 2016-1 Class A Notes. For purposes of the Base Indenture, Quarterly Scheduled Principal Amounts shall be deemed to be “Scheduled Principal Payments.”

“Quarterly Scheduled Principal Deficiency Amount” means, as of any date of determination, the amount, if any, of due and unpaid Quarterly Scheduled Principal Amount with respect to each Quarterly Payment Date prior to such date of determination.

“Rating Agencies” means Fitch and Moody’s and any successor or successors thereto. Solely with respect to the Class A Notes, in the event that at any time the rating agencies rating the Series 2016-1 Class A Notes do not include either Fitch and Moody’s, references to rating categories of the relevant rating agency in this Series Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then is rating the Notes as of the most recent date on which such other rating agency and the outgoing rating agency published ratings for the type of security in respect of which such alternative rating agency is used.

“Rating Event” has the meaning has the meaning set forth in Section 3.8(g) of the Series 2016-1 Supplement.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Remaining Scheduled Payments” has the meaning set forth in Section 3.6(e) of the Series 2016-1 Supplement.

“Restricted Period” means, with respect to any Series 2016-1 Class A Notes sold pursuant to Regulation S, the period commencing on such Series 2016-1 Closing Date and ending on the 40th day after the Series 2016-1 Closing Date.

“Rule 144A Global Notes” has the meaning set forth in Section 4.1(a) of the Series 2016-1 Supplement.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Series 2016-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2016-1 Supplement. For purposes of the Base Indenture, the “Series 2016-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date.”

“Series 2016-1 Class A Initial Principal Amount” means the aggregate initial outstanding principal amount of the Series 2016-1 Class A Notes, comprising $3,500,000,000 aggregate principal amount Series 2016-1 Class A-1 Notes.

“Series 2016-1 Class A Noteholder” means the Person in whose name a Series 2016-1 Class A Note is registered in the applicable Note Register.

“Series 2016-1 Class A Note Purchase Agreement” means the Purchase Agreement, dated as of October 20, 2016, by and among Goldman, Sachs & Co, J.P. Morgan Securities LLC and Mizuho Securities USA, Inc. as the Purchasers, the Issuers and the Guarantors, as amended, supplemented or otherwise modified from time to time.

“Series 2016-1 Class A Note Rate” means with respect to the Series 2016-1 Class A-1 Notes, the Series 2016-1 Class A-1 Note Rate.

“Series 2016-1 Class A Notes” has the meaning specified in “Designation” of the Series 2016-1 Supplement.

“Series 2016-1 Class A Noteholders” means, collectively, the Series 2016-1 Class A-1 Noteholders.

“Series 2016-1 Class A Notes” has the meaning set forth in the Designation.

“Series 2016-1 Class A Notes Quarterly Interest Amount” means, with respect to each Quarterly Payment Date, the aggregate amount of Class A Notes Accrued Quarterly Interest Amounts with respect to the related Interest Accrual Period, on the Series 2016-1 Class A Notes. For purposes of the Base Indenture, the “Series 2016-1 Class A Notes Quarterly Interest Amount” shall be deemed to be a “Class A Notes Quarterly Interest Amount”.

“Series 2016-1 Class A Outstanding Principal Amount” means, when used with respect to any date, an amount equal to (a) the Series 2016-1 Class A Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether a Quarterly Scheduled Principal Amount, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2016-1 Class A Noteholders with respect to Series 2016-1 Class A Notes on or prior to such date. For purposes of the Base Indenture, the “Series 2016-1 Class A Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount”.

“Series 2016-1 Class A Prepayment” has the meaning set forth in Section 3.6(e) of the Series 2016-1 Supplement.

“Series 2016-1 Class A-1 Anticipated Repayment Date” has the meaning set forth in Section 3.6(b) of the Series 2016-1 Supplement. For purposes of the Base Indenture, the “Series 2016-1 Class A-1 Anticipated Repayment Date” shall be deemed to be an “Anticipated Repayment Date”.

“Series 2016-1 Class A-1 Note Rate” means 3.360% per annum.

“Series 2016-1 Closing Date” means October 27, 2016. For purposes of the Base Indenture the Series 2016-1 Closing Date shall be deemed a “Series Closing Date.”

“Series 2016-1 Final Payment” means the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2016-1 Class A Notes.

“Series 2016-1 Final Payment Date” means the date on which the Series 2016-1 Final Payment is made.

“Series 2016-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2016-1 Legal Final Maturity Date” means the Quarterly Payment Date occurring in March 2023. For purposes of the Base Indenture, the “Series 2016-1 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2016-1 Make-Whole Premium Calculation Date” has the meaning set forth in Section 3.6(g) of the Series 2016-1 Supplement.

“Series 2016-1 Note Owner” means, with respect to a Series 2016-1 Note that is a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency that holds such Book-Entry Note, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

“Series 2016-1 Prepayment” means a Series 2016-1 Class A Prepayment or any other prepayment pursuant to Section 3.6(j) of this Series Supplement, as applicable.

“Series 2016-1 Prepayment Amount” means the aggregate principal amount of the Series 2016-1 Class A Notes to be prepaid on any Series 2016-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2016-1 Prepayment Date” means the date on which any prepayment on the Series 2016-1 Class A Notes is made pursuant to Section 3.6(d), Section 3.6(f) or Section 3.6(j) of this Series Supplement, which shall be, with respect to any Series 2016-1 Prepayment pursuant to Section 3.6(f) of this Series Supplement, the date specified as such in the applicable Prepayment Notice and, with respect to any Series 2016-1 Prepayment in connection with a Rapid Amortization Period, the immediately succeeding Quarterly Payment Date.

“Series 2016-1 Supplement” means the Series 2016-1 Supplement, dated as of the Series 2016-1 Closing Date by and among the Issuers, the Trustee and the Series 2016-1 Securities Intermediary, as amended, supplemented or otherwise modified from time to time.

“Series 2016-1 Supplemental Definitions List” has the meaning set forth in Article I of the Series 2016-1 Supplement.

“Subject Principal Amount” has the meaning set forth in Section 3.6(e) of the Series 2016-1 Supplement.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.1(b) of the Series 2016-1 Supplement.

“Tranche” means each of (i) the Series 2016-1 Class A-1 Notes, (ii) any additional issuance of Class A Notes designated as a Tranche of Class A Notes pursuant to an applicable Series Supplement. For purposes of the Base Indenture, the Series 2016-1 Class A-1 Notes shall be deemed to be a “Tranche” of the Class A Notes.

“Tranche Percentage” means, with respect to any date of determination, with respect to the Tranche consisting of the Series 2016-1 Class A-1 Notes, the quotient of the Outstanding Principal Amount of the Series 2016-1 Class A-1 Notes divided by the Outstanding Principal Amount of the Class A Notes, (ii) with respect to any additional Tranche consisting of Class A Notes, the quotient of the Outstanding Principal Amount of such additional Tranche of Class A Notes divided by the Outstanding Principal Amount of the Class A Notes.

“Treasury Rate” has the meaning set forth in Section 3.6(e) of the Series 2016-1 Supplement.

“U.S. Person” has the meaning set forth in Section 4.1 of the Series 2016-1 Supplement.

EXHIBIT A-1

THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2016-1 CLASS A-1 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SPRINT SPECTRUM CO LLC (THE “MASTER ISSUER”), SPRINT SPECTRUM CO II LLC (“CO-ISSUER II”) OR SPRINT SPECTRUM CO III LLC (“CO-ISSUER III”) HAVE BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”) (A “QUALIFIED INSTITUTIONAL BUYER”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT) (A “QUALIFIED PURCHASER”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH ACCOUNT IS A QUALIFIED INSTITUTIONAL BUYER, A QUALIFIED PURCHASER AND NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR OR (B) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS A QUALIFIED PURCHASER AND NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”) (A “U.S. PERSON”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH IS A U.S. PERSON AND WILL PURCHASE ITS NOTE IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S OR (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION AND IS NOT A U.S. PERSON, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND IS NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT

A-1-1

AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NOT A U.S. PERSON) AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE 1940 ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE 1940 ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE 1940 ACT.

THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASERS OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AND NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR. THE ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NOT A U.S. PERSON AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED PURCHASER AND NOT A U.S. PERSON NOR (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR THE ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NOT A U.S. PERSON OR WHO IS (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR.

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THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 570 WASHINGTON BLVD., JERSEY CITY, NEW JERSEY 07310, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF RULE 144A GLOBAL SERIES 2016-1 CLASS A-1 NOTE

No. R-	up to $[ ]

CUSIP Number: [            ]

ISIN Number: [            ]

SPRINT SPECTRUM CO LLC

SPRINT SPECTRUM CO II LLC

SPRINT SPECTRUM CO III LLC

SERIES 2016-1 3.360% SENIOR SECURED NOTES, CLASS A-1

SPRINT SPECTRUM CO LLC (the “Master Issuer”), SPRINT SPECTRUM CO II LLC (“Co-Issuer II”) and SPRINT SPECTRUM CO III LLC (“Co-Issuer III”, and together with the Master Issuer and Co-Issuer II, the “Issuers”), each a limited liability company formed under the laws of the State of Delaware, for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) or such other amount as reflected in the Schedule of Exchanges attached hereto as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in March 2023 (the “Series 2016-1 Legal Final Maturity Date”). The Issuers will pay interest on this Rule 144A Global Series 2016-1 Class A-1 Note (this “Note”) at the Series 2016-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 20, 2016 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period commencing on, and including, the Series 2016-1 Closing Date and ending on, but excluding, the Quarterly Payment Date in December 2016 and (ii) thereafter, the period commencing on, and including, the last day of the immediately prior Interest Accrual Period and ending on, but excluding, the immediately following Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

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Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer or exchange of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 and Section 2.13 of the Base Indenture and Section 4.1(c) of the Series 2016-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuers and the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid joint and several obligation of the Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

If and to the extent that any provision of this Note limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Issuers have caused this instrument to be signed by their Authorized Officers.

Date:

SPRINT SPECTRUM CO LLC, as
Master Issuer

By:
Name:
Title:

SPRINT SPECTRUM CO II LLC, as
Co-Issuer II

By:
Name:
Title:

SPRINT SPECTRUM CO III LLC, as
Co-Issuer III

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series 2016-1 Class A-1 Notes issued under the within mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-1 Notes of the Issuers designated as their Series 2016-1 3.360% Senior Secured Notes, Class A-1 (herein called the “Series 2016-1 Class A-1 Notes”), all issued under (i) the Base Indenture, dated as of October 27, 2016 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Issuers and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of October 27, 2016 (the “Series 2016-1 Supplement”), by and among the Issuers and Deutsche Bank Trust Company Americas, as Trustee and Securities Intermediary. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture”. The Series 2016-1 Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-1 Notes are and will be senior secured joint and several obligations of the Issuers and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof (the “Authorized Minimum Denomination”).

As provided for in the Indenture, the Series 2016-1 Class A-1 Notes may be prepaid, in whole or in part, at the option of the Issuers. In addition, the Series 2016-1 Class A-1 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuers will be obligated to pay the Class A Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2016-1 Class A-1 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. All payments of principal of the Series 2016-1 Class A-1 Notes will be made pro rata to the holders of Series 2016-1 Class A-1 Notes entitled thereto.

Principal of and interest on this Note, which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest will each accrue on the Series 2016-1 Class A-1 Notes at the rates set forth in the Indenture. The interest will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2016-1 Class A-1 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

A-1-8

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Registrar duly executed by, the holder of Series 2016-1 Class A-1 Notes hereof or his or her attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of Series 2016-1 Class A-1 Notes, by acceptance of a Series 2016-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year (or, if longer, the applicable preference period then in effect) and one day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2016-1 Class A-1 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuers and each holder of Series 2016-1 Class A-1 Notes that, for United States federal, state, local and foreign income and franchise tax purposes only, the Series 2016-1 Class A-1 Notes will evidence indebtedness of the Issuers (or, if an Issuer is treated as an entity disregarded as separate from its owner for United States federal income tax purposes, such owner) secured by the Collateral. Each holder of Series 2016-1 Class A-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuers (or, if an Issuer is treated as an entity disregarded as separate from its owner for United States federal income tax purposes, such owner).

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2016-1 Class A-1 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the holders of Series 2016-1 Class A-1 Notes under the Indenture at any time by the Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2016-1 Class A-1 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2016-1 Class A-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2016-1 Class A-1 Notes and upon all future holders of Series 2016-1 Class A-1 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

A-1-9

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law).

The term “Issuers” as used in this Note includes any successor to any Issuer under the Indenture.

The Series 2016-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Notwithstanding any provision of the Indenture or of this Note, the right of any Noteholder to bring suit for the enforcement of any payment on or after such respective due dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.

A-1-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

A-1-11

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2016-1

CLASS A-1 NOTE

The initial principal balance of this Rule 144A Global Series 2016-1 Class A-1 Note is $[        ]. The following exchanges of an interest in this Rule 144A Global Series 2016-1 Class A-1 Note for an interest in a corresponding Temporary Regulation S Global Series 2016-1 A-1 Note or a Permanent Regulation S Global Series 2016-1 Class A-1 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-2

THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2016-1 CLASS A-1 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SPRINT SPECTRUM CO LLC (THE “MASTER ISSUER”), SPRINT SPECTRUM CO II LLC (“CO-ISSUER II”) OR SPRINT SPECTRUM CO III LLC (“CO-ISSUER III”) HAVE BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”) (A “QUALIFIED INSTITUTIONAL BUYER”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT) (A “QUALIFIED PURCHASER”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH ACCOUNT IS A QUALIFIED INSTITUTIONAL BUYER, A QUALIFIED PURCHASER AND NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR OR (B) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS A QUALIFIED PURCHASER AND NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”) (A “U.S. PERSON”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH IS A U.S. PERSON AND WILL PURCHASE ITS NOTE IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S OR (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION AND IS NOT A U.S. PERSON, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND IS NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT

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AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NOT A U.S. PERSON) AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE 1940 ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE 1940 ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE 1940 ACT.

THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144 A GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASERS OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AND NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR. THE ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NOT A U.S. PERSON AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED PURCHASER AND NOT A U.S. PERSON NOR (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR THE ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NOT A U.S. PERSON OR WHO IS (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR.

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UNTIL 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS A QUALIFIED PURCHASER AND IS NOT A U.S. PERSON AND (OTHER THAN FOLLOWING A RAPID PAYMENT EVENT) A COMPETITOR AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT AND AGREES FOR THE BENEFIT OF THE ISSUERS THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A QUALIFIED PURCHASER AND IS NOT A U.S. PERSON OR (OTHER THAN FOLLOWING A RAPID PAYMENT EVENT) A COMPETITOR AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 570 WASHINGTON BLVD., JERSEY CITY, NEW JERSEY 07310, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2016-1 CLASS A-1 NOTE

No. S-	up to $[ ]

CUSIP Number: [            ]

ISIN Number: [            ]

SPRINT SPECTRUM CO LLC

SPRINT SPECTRUM CO II LLC

SPRINT SPECTRUM CO III LLC

SERIES 2016-1 3.360% SENIOR SECURED NOTES, CLASS A-1

SPRINT SPECTRUM CO LLC (the “Master Issuer”), SPRINT SPECTRUM CO II LLC (“Co-Issuer II”) and SPRINT SPECTRUM CO III LLC (“Co-Issuer III” and, together with the Master Issuer and Co-Issuer II, the “Issuers”), each a limited liability company formed under the laws of the State of Delaware, for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) or such other amount as reflected in the Schedule of Exchanges attached hereto as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in March 2023 (the “Series 2016-1 Legal Final Maturity Date”). The Issuers will pay interest on this Temporary Regulation S Global Series 2016-1 Class A-1 Note (this “Note”) at the Series 2016-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 20, 2016 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period commencing on, and including, the Series 2016-1 Closing Date and ending on, but excluding, the Quarterly Payment Date in December 2016 and (ii) thereafter, the period commencing on, and including, the last day of the immediately prior Interest Accrual Period and ending on, but excluding, the immediately following Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer or exchange of

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the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 and Section 2.13 of the Base Indenture and Section 4.1(c) of the Series 2016-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuers and the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid joint and several obligation of the Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

If and to the extent that any provision of this Note limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Issuers have caused this instrument to be signed by their Authorized Officers.

Date:

SPRINT SPECTRUM CO LLC, as
Master Issuer

By:
Name:
Title:

SPRINT SPECTRUM CO II LLC, as
Co-Issuer II

By:
Name:
Title:

SPRINT SPECTRUM CO III LLC, as
Co-Issuer III

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series 2016-1 Class A-1 Notes issued under the within mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-1 Notes of the Issuers designated as their Series 2016-1 3.360% Senior Secured Notes, Class A-1 (herein called the “Series 2016-1 Class A-1 Notes”), all issued under (i) the Base Indenture, dated as of October 27, 2016 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Issuers and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of October 27, 2016 (the “Series 2016-1 Supplement”), by and among the Issuers and Deutsche Bank Trust Company Americas, as Trustee and Securities Intermediary. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture”. The Series 2016-1 Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-1 Notes are and will be senior secured joint and several obligations of the Issuers and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof (the “Authorized Minimum Denomination”).

As provided for in the Indenture, the Series 2016-1 Class A-1 Notes may be prepaid, in whole or in part, at the option of the Issuers. In addition, the Series 2016-1 Class A-1 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuers will be obligated to pay the Class A Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2016-1 Class A-1 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. All payments of principal of the Series 2016-1 Class A-1 Notes will be made pro rata to the holders of Series 2016-1 Class A-1 Notes entitled thereto.

Principal of and interest on this Note, which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest will each accrue on the Series 2016-1 Class A-1 Notes at the rates set forth in the Indenture. The interest will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2016-1 Class A-1 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Registrar duly executed by, the holder of Series 2016-1 Class A-1 Notes hereof or his or her attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of Series 2016-1 Class A-1 Notes, by acceptance of a Series 2016-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year (or, if longer, the applicable preference period then in effect) and one day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2016-1 Class A-1 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuers and each holder of Series 2016-1 Class A-1 Notes that, for United States federal, state, local and foreign income and franchise tax purposes only, the Series 2016-1 Class A-1 Notes will evidence indebtedness of the Issuers (or, if an Issuer is treated as an entity disregarded as separate from its owner for United States federal income tax purposes, such owner) secured by the Collateral. Each holder of Series 2016-1 Class A-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuers (or, if an Issuer is treated as an entity disregarded as separate from its owner for United States federal income tax purposes, such owner).

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2016-1 Class A-1 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the holders of Series 2016-1 Class A-1 Notes under the Indenture at any time by the Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2016-1 Class A-1 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2016-1 Class A-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2016-1 Class A-1 Notes and upon all future holders of Series 2016-1 Class A-1 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

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Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law).

The term “Issuers” as used in this Note includes any successor to any Issuer under the Indenture.

The Series 2016-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Notwithstanding any provision of the Indenture or of this Note, the right of any Noteholder to bring suit for the enforcement of any payment on or after such respective due dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.

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ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

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SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S

GLOBAL SERIES 2016-1 CLASS A-1 NOTE

The initial principal balance of this Temporary Regulation S Global Series 2016-1 Class A-1 Note is $[        ]. The following exchanges of an interest in this Temporary Regulation S Global Series 2016-1 Class A-1 Note for an interest in a corresponding Rule 144A Global Series 2016-1 Class A-1 Note or a Permanent Regulation S Global Series 2016-1 Class A-1 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

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EXHIBIT A-3

THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2016-1 CLASS A-1 NOTE (THIS “NOTE”) HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND NONE OF SPRINT SPECTRUM CO LLC (THE “MASTER ISSUER”), SPRINT SPECTRUM CO II LLC (“CO-ISSUER II”) OR SPRINT SPECTRUM CO III LLC (“CO-ISSUER III”) HAVE BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) IN THE UNITED STATES, TO EITHER AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS BOTH A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”) (A “QUALIFIED INSTITUTIONAL BUYER”) AND A “QUALIFIED PURCHASER” (WITHIN THE MEANING OF THE 1940 ACT) (A “QUALIFIED PURCHASER”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH ACCOUNT IS A QUALIFIED INSTITUTIONAL BUYER, A QUALIFIED PURCHASER AND NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR OR (B) OUTSIDE THE UNITED STATES, TO AN INITIAL PURCHASER OR A SUBSEQUENT TRANSFEREE WHO IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS A QUALIFIED PURCHASER AND NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”) (A “U.S. PERSON”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH INITIAL PURCHASER OR SUBSEQUENT TRANSFEREE EXERCISES SOLE INVESTMENT DISCRETION, EACH OF WHICH IS A QUALIFIED PURCHASER, AND NONE OF WHICH IS A U.S. PERSON AND WILL PURCHASE ITS NOTE IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S OR (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER REPRESENTS THAT (A) IT IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION AND IS NOT A U.S. PERSON, (B) IT IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR AND IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER OR (Y) A QUALIFIED PURCHASER AND IS NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUERS MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES, (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES, (F) IT IS NOT A BROKER-DEALER OF THE TYPE DESCRIBED IN PARAGRAPH (a)(1)(ii) OF RULE 144A WHICH OWNS AND INVESTS ON A DISCRETIONARY BASIS LESS THAN $25,000,000 IN SECURITIES OF ISSUERS THAT ARE NOT

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AFFILIATED WITH IT, (G) IT IS NOT A PARTICIPANT-DIRECTED EMPLOYEE PLAN, SUCH AS A 401(k) PLAN, OR ANY OTHER TYPE OF PLAN REFERRED TO IN PARAGRAPH (a)(1)(i)(D) OR (a)(1)(i)(E) OF RULE 144A, OR A TRUST FUND REFERRED TO IN PARAGRAPH (a)(1)(i)(F) OF RULE 144A THAT HOLDS THE ASSETS OF SUCH A PLAN, (H) IT IS NOT FORMED FOR THE PURPOSE OF INVESTING IN THE ISSUERS (EXCEPT WHERE EACH BENEFICIAL OWNER IS (X) BOTH A QUALIFIED PURCHASER AND A QUALIFIED INSTITUTIONAL BUYER OR (Y) A QUALIFIED PURCHASER AND NOT A U.S. PERSON) AND (I) IF IT IS A COMPANY EXCEPTED FROM THE DEFINITION OF “INVESTMENT COMPANY” BY SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE 1940 ACT, OR A SECTION 7(d) FOREIGN INVESTMENT COMPANY RELYING ON SECTION 3(c)(1) OR SECTION 3(c)(7) OF THE 1940 ACT WITH RESPECT TO ITS U.S. HOLDERS, AND WAS FORMED ON OR BEFORE APRIL 30, 1996, IT HAS RECEIVED THE NECESSARY CONSENT FROM ITS BENEFICIAL OWNERS AS REQUIRED BY THE 1940 ACT.

THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. THE INITIAL PURCHASERS AND EACH SUBSEQUENT TRANSFEREE TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144 A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE INITIAL PURCHASERS OR SUBSEQUENT TRANSFEREE, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUERS, THE TRUSTEE OR ANY INTERMEDIARY.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR OR NOT TO HAVE BEEN BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER AND NOT (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR. THE ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED NOT TO HAVE BEEN A QUALIFIED PURCHASER AND NOT A U.S. PERSON AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUERS HAVE THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS A QUALIFIED PURCHASER AND NOT A U.S. PERSON NOR (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR THE ISSUERS ALSO HAVE THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED PURCHASER AND NOT A U.S. PERSON OR WHO IS (OTHER THAN FOLLOWING ANY RAPID PAYMENT EVENT) A COMPETITOR.

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THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 570 WASHINGTON BLVD., JERSEY CITY, NEW JERSEY 07310, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUERS OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

FORM OF PERMANENT REGULATION S GLOBAL SERIES 2016-1 CLASS A-1 NOTE

No. U-	up to $[ ]

CUSIP Number: [            ]

ISIN Number: [            ]

SPRINT SPECTRUM CO LLC

SPRINT SPECTRUM CO II LLC

SPRINT SPECTRUM CO III LLC

SERIES 2016-1 3.360% SENIOR SECURED NOTES, CLASS A-1

SPRINT SPECTRUM CO LLC (the “Master Issuer”), SPRINT SPECTRUM CO II LLC (“Co-Issuer II”) and SPRINT SPECTRUM CO III LLC (“Co-Issuer III” and, together with the Master Issuer and Co-Issuer II, the “Issuers”), each a limited liability company formed under the laws of the State of Delaware, for value received, hereby jointly and severally promise to pay to CEDE & CO. or registered assigns, up to the principal sum of [        ] DOLLARS ($[        ]) or such other amount as reflected in the Schedule of Exchanges attached hereto as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on the Quarterly Payment Date occurring in March 2023 (the “Series 2016-1 Legal Final Maturity Date”). The Issuers will pay interest on this Permanent Regulation S Global Series 2016-1 Class A-1 Note (this “Note”) at the Series 2016-1 Class A-1 Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 20th day (or, if such 20th day is not a Business Day, the next succeeding Business Day) of each March, June, September and December, commencing December 20, 2016 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period commencing on, and including, the Series 2016-1 Closing Date and ending on, but excluding, the Quarterly Payment Date in December 2016 and (ii) thereafter, the period commencing on, and including, the last day of the immediately prior Interest Accrual Period and ending on, but excluding, the immediately following Quarterly Payment Date (each, an “Interest Accrual Period”). Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuers with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

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Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer or exchange of the Notes. Interests in this Note in certain circumstances may also be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 and Section 2.13 of the Base Indenture and Section 4.1(c) of the Series 2016-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuers and the Trustee. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuers hereby certify and declare that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid joint and several obligation of the Issuers enforceable in accordance with its terms, have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

If and to the extent that any provision of this Note limits, qualifies or conflicts with a provision of the Indenture, such provision of the Indenture shall control.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the Issuers have caused this instrument to be signed by their Authorized Officers.

Date:

SPRINT SPECTRUM CO LLC, as
Master Issuer

By:
Name:
Title:

SPRINT SPECTRUM CO II LLC, as
Co-Issuer II

By:
Name:
Title:

SPRINT SPECTRUM CO III LLC, as
Co-Issuer III

By:
Name:
Title:

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CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series 2016-1 Class A-1 Notes issued under the within mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity but solely as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2016-1 Class A-1 Notes of the Issuers designated as their Series 2016-1 3.360% Senior Secured Notes, Class A-1 (herein called the “Series 2016-1 Class A-1 Notes”), all issued under (i) the Base Indenture, dated as of October 27, 2016 (such Base Indenture, as amended, supplemented or modified, is herein called the “Base Indenture”), by and among the Issuers and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”, which term includes any successor Trustee under the Base Indenture) and as securities intermediary, and (ii) a Series 2016-1 Supplement to the Base Indenture, dated as of October 27, 2016 (the “Series 2016-1 Supplement”), by and among the Issuers and Deutsche Bank Trust Company Americas, as Trustee and Securities Intermediary. The Base Indenture and the Series 2016-1 Supplement are referred to herein as the “Indenture”. The Series 2016-1 Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2016-1 Class A-1 Notes are and will be senior secured joint and several obligations of the Issuers and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof (the “Authorized Minimum Denomination”).

As provided for in the Indenture, the Series 2016-1 Class A-1 Notes may be prepaid, in whole or in part, at the option of the Issuers. In addition, the Series 2016-1 Class A-1 Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuers will be obligated to pay the Class A Make-Whole Prepayment Premium in connection with a mandatory or optional prepayment of the Series 2016-1 Class A-1 Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2016-1 Legal Final Maturity Date. All payments of principal of the Series 2016-1 Class A-1 Notes will be made pro rata to the holders of Series 2016-1 Class A-1 Notes entitled thereto.

Principal of and interest on this Note, which is payable on a Quarterly Payment Date or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest will each accrue on the Series 2016-1 Class A-1 Notes at the rates set forth in the Indenture. The interest will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2016-1 Class A-1 Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

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As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuers pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuers and the Registrar duly executed by, the holder of Series 2016-1 Class A-1 Notes hereof or his or her attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee may require and as may be required by the Series 2016-1 Supplement, and thereupon one or more new Series 2016-1 Class A-1 Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each holder of Series 2016-1 Class A-1 Notes, by acceptance of a Series 2016-1 Class A-1 Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year (or, if longer, the applicable preference period then in effect) and one day after the payment in full of the latest maturing note issued under the Indenture, such holder of Series 2016-1 Class A-1 Notes will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law.

It is the intent of the Issuers and each holder of Series 2016-1 Class A-1 Notes that, for United States federal, state, local and foreign income and franchise tax purposes only, the Series 2016-1 Class A-1 Notes will evidence indebtedness of the Issuers (or, if an Issuer is treated as an entity disregarded as separate from its owner for United States federal income tax purposes, such owner) secured by the Collateral. Each holder of Series 2016-1 Class A-1 Notes, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for purposes of United States federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuers (or, if an Issuer is treated as an entity disregarded as separate from its owner for United States federal income tax purposes, such owner).

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any holder of Series 2016-1 Class A-1 Notes, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuers and the rights of the holders of Series 2016-1 Class A-1 Notes under the Indenture at any time by the Issuers with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any holders of Series 2016-1 Class A-1 Notes. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuers with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any holders of Series 2016-1 Class A-1 Notes. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such holders of Series 2016-1 Class A-1 Notes and upon all future holders of Series 2016-1 Class A-1 Notes of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

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Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code (or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law).

The term “Issuers” as used in this Note includes any successor to any Issuer under the Indenture.

The Series 2016-1 Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

Notwithstanding any provision of the Indenture or of this Note, the right of any Noteholder to bring suit for the enforcement of any payment on or after such respective due dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Noteholder.

A-3-10

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                     , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

By:	[1]
Signature Guaranteed:

[1]	NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S

GLOBAL SERIES 2016-1 CLASS A-1 NOTE

The initial principal balance of this Permanent Regulation S Global Series 2016-1 Class A-1 Note is $[        ]. The following exchanges of an interest in this Permanent Regulation S Global Series 2016-1 Class A-1 Note for an interest in a corresponding Rule 144A Global Series 2016-1 Class A-1 Note or a Temporary Regulation S Global Series 2016-1 Class A-1 Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Registrar

EXHIBIT B-1

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RULE 144A GLOBAL NOTES TO

INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES

Deutsche Bank Trust Company Americas,

    as Trustee

60 Wall Street, 16th Floor, Mail Stop NYC60-1625

New York, NY 10005

Attention: Lou Bodi – Deal ID SPRT 16

Re:	Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC and Sprint Spectrum Co III LLC $3,500,000,000 Series 2016-1 3.360% Senior Secured Notes, Class A-1 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of October 27, 2016 (the “Base Indenture”), by and among Sprint Spectrum Co LLC (the “Master Issuer”), Sprint Spectrum Co II LLC (“Co-Issuer II”) and Sprint Spectrum Co III LLC (“Co-Issuer III” and, together with the Master Issuer and Co-Issuer II, the “Issuers”), as issuers, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and as securities intermediary (the “Securities Intermediary”), and (ii) the Series 2016-1 Supplement to the Base Indenture, dated as of October 27, 2016, (the “Supplement” and, together with the Base Indenture, the “Indenture”), by and among the Issuers and Deutsche Bank Trust Company Americas, as Trustee and Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[        ] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [                    ]) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [                    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated October 20, 2016, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person (other than following any Rapid Payment Event) who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuers, the Registrar and the Trustee that:

1. the Transferee is a Qualified Purchaser within the meaning of Section 2(a)(51) of the 1940 Act;

2. the offer of the Notes was not made to a Person in the United States;

3. at the time the buy order was originated, the Transferee was outside the United States;

4. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

B-1-1

5. the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S and in reliance on Section 3(c)(7) of the 1940 Act;

6. the Transferee is not a U.S. person (as defined in Regulation S);

7. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

8. the Transferee is acquiring the Notes for its own account or the account of another person, who is a Qualified Purchaser and is not a U.S. Person, with respect to which it exercises sole investment discretion;

9. the Transferee is not purchasing such Series 2016-1 Class A Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

10. the Transferee is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers;

11. the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Purchaser and not a U.S. Person;

12. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

13. the Transferee understands that the Manager, the Issuers and Back-Up Manager may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

14. the Transferee understands that the Manager, the Issuers and Back-Up Manager may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

15. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

16. the Transferee is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan;

17. if the Transferee is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act with respect to its U.S. holders, and was formed on or before April 30,1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act;

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18. it is not (other than following any Rapid Payment Event) a Competitor;

19. either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Note (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law; and

20. it is:

☐ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

☐ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above. The Transferee further agrees to indemnify and hold harmless the Issuers, the Trustee, the Registrar and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.

The Transferee understands that the Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:             ,

Taxpayer Identification Number: Wire Instructions for Payments:	Address for Notices:
Bank:
Address:	Tel: Fax:
Bank ABA #:
Account No.:

B-1-3

FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:	Sprint Spectrum Co LLC

Sprint Spectrum Co II LLC

Sprint Spectrum Co III LLC

c/o Sprint Corporation

6200 Sprint Parkway

Overland Park, Kansas 66251

Attention: VP Corporate Planning and Treasury

Facsimile: 913-523-9862

B-1-4

EXHIBIT B-2

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RULE 144A GLOBAL NOTES TO

INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES

Deutsche Bank Trust Company Americas,

    as Trustee

60 Wall Street, 16th Floor, Mail Stop NYC60-1625

New York, NY 10005

Attention: Lou Bodi – Deal ID SPRT 16

Re:	Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC and Sprint Spectrum Co III LLC $3,500,000,000 Series 2016-1 3.360% Senior Secured Notes, Class A-1 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of October 27, 2016 (the “Base Indenture”), between Sprint Spectrum Co LLC (the “Master Issuer”), Sprint Spectrum Co II LLC (“Co-Issuer II”) and Sprint Spectrum Co III LLC (“Co-Issuer III” and, together with the Master Issuer and Co-Issuer II, the “Issuers”) as issuers, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and as Securities Intermediary, and (ii) the Series 2016-1 Supplement to the Base Indenture, dated as of October 27, 2016 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Issuers, the Trustee and Deutsche Bank Trust Company Americas, as Series 2016-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[        ] aggregate principal amount of Notes, which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [                    ]) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in an Permanent Regulation S Global Note in the name of [                    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture and the Offering Memorandum dated October 20, 2016, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person (other than following any Rapid Payment Event) who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuers, the Registrar and the Trustee that :

1. the Transferee is a Qualified Purchaser within the meaning of Section 2(a)(51) of the 1940 Act;

2. the offer of the Notes was not made to a Person in the United States;

3. at the time the buy order was originated, the Transferee was outside the United States;

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4. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

5. the transaction is not part of a plan or scheme to evade the registration requirements of the 1933 Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S and in reliance on Section 3(c)(7) of the 1940 Act;

6. the Transferee is not a U.S. person (as defined in Regulation S);

7. the Transferee is acquiring the Notes for its own account or the account of another person, who is a Qualified Purchaser and is not a U.S. Person, with respect to which it exercises sole investment discretion;

8. the Transferee is not purchasing such Series 2016-1 Class A Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

9. the Transferee is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers;

10. the Transferee is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Purchaser and neither a U.S. Person;

11. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

12. the Transferee understands that the Manager, the Issuers and Back-Up Manager may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

13. the Transferee understands that the Manager, the Issuers and Back-Up Manager may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

14. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

15. the Transferee is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan;

16. if the Transferee is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act;

17. it is not (other than following any Rapid Payment Event) a Competitor;

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18. either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Note (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law; and

19. it is:

☐ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

☐ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy thereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:             ,

Taxpayer Identification Number: Wire Instructions for Payments:	Address for Notices:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc: Sprint Spectrum Co LLC Sprint Spectrum Co II LLC Sprint Spectrum Co III LLC c/o Sprint Corporation 6200 Sprint Parkway Overland Park, Kansas 66251 Attention: VP Corporate Planning and Treasury

Facsimile: 913-523-9862

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EXHIBIT B-3

FORM OF TRANSFER CERTIFICATE FOR TRANSFERS

OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR

PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN

THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE

Deutsche Bank Trust Company Americas,

    as Trustee

60 Wall Street, 16th Floor, Mail Stop NYC60-1625

New York, NY 10005

Attention: Lou Bodi – Deal ID SPRT 16

Re:	Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC and Sprint Spectrum Co III LLC $3,500,000,000 Series 2016-1 3.360% Senior Secured Notes, Class A-1 (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of October 27, 2016 (the “Base Indenture”), between Sprint Spectrum Co LLC (the “Master Issuer”), Sprint Spectrum Co II LLC (“Co-Issuer II”) and Sprint Spectrum Co III LLC (“Co-Issuer III” and, together with the Master Issuer and Co-Issuer II, the “Issuers”) as issuers, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) and as securities intermediary, and (ii) the Series 2016-1 Supplement to the Base Indenture, dated as of October 27, 2016 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Issuers, the Trustee and Deutsche Bank Trust Company Americas, as Series 2016-1 Securities Intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[        ] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in an Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [                    ]) in the name of [                    ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [                    ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture and the Offering Memorandum dated October 20, 2016, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and (iii) to a Person (other than following any Rapid Payment Event) who is not a Competitor, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account represent, warrant and agree as follows:

1. It is (a) a Qualified Institutional Buyer and a Qualified Purchaser, (b) aware that the sale to it is being made in reliance on Rule 144A and in reliance on Section 3(c)(7) of the 1940 Act and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer and a Qualified Purchaser with respect to which it exercises sole investment discretion.

2. It is not a broker-dealer of the type described in paragraph (a)(1)(ii) of Rule 144A that owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers.

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3. It is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer and a Qualified Purchaser (for Notes acquired in the United States) or a Qualified Purchaser and not a U.S. person (as defined in Regulation S) (for Notes acquired outside the United States).

4. It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes.

5. It understands that the Manager, the Issuers and Back-Up Manager may receive a list of participants holding positions in the Notes from one or more book-entry depositories.

6. It understands that the Manager, the Issuers and Back-Up Manager may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

7. It will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes.

8. It is not a participant-directed employee plan, such as a 401(k) plan, or any other type of plan referred to in paragraph (a)(1)(i)(D) or (a)(1)(i)(E) of Rule 144A, or a trust fund referred to in paragraph (a)(1)(i)(F) of Rule 144A that holds the assets of such a plan.

9. If it is a Section 3(c)(1) or Section 3(c)(7) investment company, or a Section 7(d) foreign investment company relying on Section 3(c)(1) or Section 3(c)(7) of the 1940 Act with respect to its U.S. holders, and was formed on or before April 30, 1996, it has received the necessary consent from its beneficial owners as required by the 1940 Act.

10. It is not (other than following any Rapid Payment Event) a Competitor.

The Transferee hereby certifies that it is:

☐ (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable form) is attached hereto; or

☐ (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee represents and warrants that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2016-1 Class A Notes (or any interest therein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

The representations made pursuant to the preceding paragraphs shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including

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the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to the Issuers, the Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in the preceding paragraph. The Transferee further agrees to indemnify and hold harmless the Issuers, the Registrar, the Trustee and the initial purchasers and their respective affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements. Any purported transfer of the applicable Notes (or interests therein) that does not comply with the requirements of this paragraph and the preceding paragraph shall be null and void ab initio.

The Transferee understands that the Issuers, the Trustee, the Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated:             ,

Taxpayer Identification Number: Wire Instructions for Payments:	Address for Notices:
Bank:
Address:
Bank ABA #:	Tel:
Account No.:	Fax:
FAO:	Attn.:
Attention:

Registered Name (if Nominee):

cc:    Sprint Spectrum Co LLC

Sprint Spectrum Co II LLC

Sprint Spectrum Co III LLC

c/o Sprint Corporation

6200 Sprint Parkway

Overland Park, Kansas 66251

Attention: VP Corporate Planning and Treasury

Facsimile: 913-523-9862

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EXHIBIT C

[CLEARING AGENCY]

IMPORTANT

B#:	[number]

DATE:	[date]

TO:	ALL PARTICIPANTS

FROM:	[name], [title], Underwriting Department

ATTENTION:	[Managing Partner/Officer; Cashier, Operations, Data Processing and Underwriting Managers]

SUBJECT:	Section 3(c)(7) restrictions for SPRINT SPECTRUM CO LLC (the “Master Issuer”), SPRINT SPECTRUM CO II (“Co-Issuer II”) and SPRINT SPECTRUM CO III (“Co-Issuer III”, and together with the Master Issuer and Co-Issuer II, the “Issuers”) Series 2016-1 3.360% Senior Secured Notes, Class A-1

(A)	[CUSIP Numbers]	[CUSIP Numbers for Series 2016-1 3.360% Senior Secured Notes, Class A-1 — 144A, Reg.S]
	[ISIN]:	[ISIN for Series 2016-1 3.360% Senior Secured Notes, Class A-1 — 144A, Reg.S]

(B)	Security Description:

SPRINT SPECTRUM CO LLC (the “Master Issuer”), SPRINT SPECTRUM CO II LLC (“Co-Issuer II”) and SPRINT SPECTRUM CO III LLC (“Co-Issuer III” and, together with the Master Issuer and Co-Issuer II, the “Issuers”) Series 2016-1

3.360% Senior Secured Notes, Class A-1

(C)	Offer Amount:	$3,500,000,000

(D)	Global Syndication Coordinator:	Goldman, Sachs & Co.

(E)	Paying Agent:	[name of paying agent]

(F)	Closing Date:	October 27, 2016

Special Instructions:

See Attached Important Instructions from the Issuers.

[ISSUERS LETTERHEAD]

Series 2016-1 3.360% Senior Secured Notes, Class A-1

[CUSIP No. of Security][ISIN of Security]

The Issuers and initial purchasers are putting participants on notice that they are required to follow these purchase and transfer restrictions with regard to the above-referenced security.

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In order to qualify for the exemption provided by Section 3(c)(7) under the Investment Company Act of 1940, as amended (the “1940 Act”), and the exemption provided by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), or Regulation S of the 1933 Act, as applicable, offers, sales and resales of the Series 2016-1 3.360% Senior Secured Notes, Class A-1 (the “Securities”) may only be made in minimum denominations of $200,000 and integral multiples of $1,000 in excess thereof (the “Authorized Minimum Denomination”) (x) within the United States to “qualified institutional buyers” (“QIBs”) within the meaning of Rule 144A that are also “qualified purchasers” (“QPs”) within the meaning of Section 2(a)(51)(A) of the 1940 Act and Rule 2a51-1 promulgated thereunder and (y) outside of the United States to QPs that are not U.S. persons (as defined in Regulation S). Each purchaser of Securities (1) represents to and agrees with the Issuers and the initial purchasers that (i)(a) with respect to Notes that were purchased in the United States, the purchaser is not (other than following any Rapid Payment Event) a Competitor and is a QIB who is a QP (a “QIB/QP”) and (b) with respect to Notes that were purchased outside the United States, the purchaser is not (other than following any Rapid Payment Event) a Competitor and is a QP who is not a U.S. person (as defined in Regulation S); (ii) the purchaser is not a broker-dealer who owns and invests on a discretionary basis less than $25,000,000 in securities of unaffiliated issuers; (iii) the purchaser is not a participant-directed employee plan, such as a 401(k) plan; (iv) the QIB/QP is acting for its own account, or the account of another QIB/QP; (v) the purchaser is not formed for the purpose of investing in the Issuers; (vi) the purchaser, and each account for which it is purchasing, will hold and transfer at least the minimum denomination of Securities; (vii) the purchaser understands that the Issuers may receive a list of participants holding positions in its securities from one or more book-entry depositaries; (viii) the purchaser will provide notice of the transfer restrictions to any subsequent transferees; and (ix) is not (other than following any Rapid Payment Event) a Competitor and (2) acknowledges that the Issuers have not been registered under the 1940 Act and the Securities have not been registered under the 1933 Act and represents to and agrees with the Issuers and the initial purchasers that, for so long as securities are outstanding, it will not offer, resell, pledge or otherwise transfer the Securities except to a QIB that is also a QP in a transaction meeting the requirements of Rule 144A or to a Qualified Purchaser that is not a U.S. Person in a transaction meeting the requirements of Regulation S. Each purchaser further understands that the Securities will bear a legend with respect to such transfer restrictions. See “Transfer Restrictions” in the Offering Memorandum.

The charter, bylaws, organizational documents or securities issuance documents of the Issuers provide that the Issuers will have the right to (i) require any holder of Securities who is determined to be (other than following any Rapid Payment Event) a Competitor or not to be both a QIB and a QP not a U.S. Person in a transaction meeting the requirements of Regulation S to sell the Securities to a Person who is not (other than following any Rapid Payment Event) a Competitor who is a QIB that is also a QP or not a U.S. Person in a transaction meeting the requirements of Regulation S or (ii) redeem any Securities held by such a holder on specified terms. In addition, the Issuers have the right to refuse to register or otherwise honor a transfer of Securities to a proposed transferee that is (other than following any Rapid Payment Event) a Competitor or not both a QIB and a QP.

The restrictions on transfer required by the Issuers (outlined above) will be reflected [under the notation “3c7” in DTC’s User Manuals and DTC’s Reference Directory] [Annex 3(c)(7) of Euroclear’s New Issues Acceptance Guide] [Chapter 7 (“Custody Business Operations — New Issues”), Section 7.3 (“General Procedure for the admission and distribution of new issues of syndicated international instruments”) in Clearstream Banking’s Directory].

Any questions or comments regarding this subject may be directed to [●].

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